                                                       Registration No. 33-82658
                                                                        811-8704


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 16

                                GROUP VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

             -----
                    immediately upon filing pursuant to paragraph (b)
             -----
               X    on May 1, 2002 pursuant to paragraph (b)
             -----
                    60 days after filing pursuant to paragraph (a) (1)
             -----
                    on (date) pursuant to paragraph (a) (1) ___
             -----
                    this post-effective amendment designates a new effective
             -----  date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2001 was filed on or before February 15, 2002.

This Post-Effective Amendment No. 15 under the Securities Act of 1933 is being filed for the purposes of adding a supplement to the Prospectus of the Group VEL Separate Account of Allmerica Financial Life Insurance and Annuity Company dated May 1, 2001. All other pertinent information regarding this Registration Statement, including the Prospectus was previously filed in Registrant's Post-Effective Amendment No. 14 on April 26, 2001 and any supplements thereto, are incorporated by reference herein.


                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------

1                     Cover Page
2                     Cover Page
3                     Not Applicable
4                     Distribution
5                     The Company, The Group VEL Account
6                     The Group VEL Account
7                     Not Applicable
8                     Not Applicable
9                     Legal Proceedings
10                    Summary; Description of the Company, The Group VEL Account
                      and the Underlying Funds; The Certificate; Certificate
                      Termination and Reinstatement; Other Certificate
                      Provisions
11                    Summary; The Underlying Funds;  Investment Objectives and
                      Policies
12                    Summary; The Underlying Funds
13                    Summary; The Underlying Funds; Charges and Deductions
14                    Summary; Enrollment Form for a Certificate
15                    Summary; Enrollment Form for a Certificate; Premium
                      Payments; Allocation of Net Premiums
16                    The Group VEL Account; The Underlying Funds; Premium
                      Payments; Allocation of Net Premiums
17                    Summary; Surrender; Partial Withdrawal; Charges and
                      Deductions; Certificate Termination and Reinstatement
18                    The Group VEL Account; The Underlying Funds; Premium
                      Payments
19                    Reports; Voting Rights
20                    Not Applicable
21                    Summary; Certificate Loans; Other Certificate Provisions
22                    Other Certificate Provisions
23                    Not Required
24                    Other Certificate Provisions
25                    The Company
26                    Not Applicable
27                    The Company
28                    Directors and Principal Officers of the Company
29                    The Company
30                    Not Applicable
31                    Not Applicable
32                    Not Applicable
33                    Not Applicable
34                    Not Applicable
35                    Distribution
36                    Not Applicable
37                    Not Applicable
38                    Summary; Distribution

39                    Summary; Distribution
40                    Not Applicable
41                    The Company, Distribution
42                    Not Applicable
43                    Not Applicable
44                    Premium Payments; Certificate Value and Surrender Value
45                    Not Applicable
46                    Certificate Value and Surrender Value; Federal Tax
                      Considerations
47                    The Company
48                    Not Applicable
49                    Not Applicable
50                    The Group VEL Account
51                    Cover Page; Summary; Charges and Deductions; The
                      Certificate; Certificate Termination and Reinstatement;
                      Other Certificate Provisions
52                    Addition, Deletion or Substitution of Investments
53                    Federal Tax Considerations
54                    Not Applicable
55                    Not Applicable
56                    Not Applicable
57                    Not Applicable
58                    Not Applicable
59                    Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about Group Vari-Exceptional Life Plus, a group flexible premium variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company. Certificates under the Contract are available to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and who are Age 80 years old and under. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:


ALLMERICA INVESTMENT TRUST (SERVICE SHARES)     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                            Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                           Fidelity VIP Growth Portfolio
AIT Government Bond Fund                        Fidelity VIP High Income Portfolio
AIT Money Market Fund                           Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund
AIT Select Capital Appreciation Fund            FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Emerging Markets Fund                Fidelity VIP II Asset Manager Portfolio
AIT Select Growth and Income Fund               Fidelity VIP II Contrafund-Registered
AIT Select Growth Fund                          Trademark- Portfolio
AIT Select International Equity Fund            Fidelity VIP II Index 500 Portfolio
AIT Select Investment Grade Income Fund
AIT Select Strategic Growth Fund                JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Strategic Income Fund                Janus Aspen Aggressive Growth Portfolio
AIT Select Value Opportunity Fund               Janus Aspen Worldwide Growth Portfolio
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.    PIMCO VARIABLE INSURANCE TRUST
(CLASS B)                                       PVIT Total Return Portfolio II
Alliance Growth & Income Portfolio              T. ROWE PRICE INTERNATIONAL SERIES, INC.
DELAWARE VIP TRUST                              T. Rowe Price International Stock Portfolio
Delaware VIP International Value Equity
Series                                          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.*
                                                UIF Core Plus Fixed Income Portfolio
                                                UIF Technology Portfolio



*The UIF Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.


THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE. THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We offer a variety of variable life policies. They may offer features including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

Correspondence may be mailed to: Allmerica Life, P.O. Box 8014, Boston, MA 02266-8014


                               DATED MAY 1, 2002

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF CERTIFICATE FEATURES.............................      12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      18
INVESTMENT OBJECTIVES AND POLICIES..........................      20
VOTING RIGHTS...............................................      23
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      23
THE CERTIFICATE.............................................      25
  Market Timers.............................................      25
  Enrollment Form for a Certificate.........................      25
  Free-Look Period..........................................      26
  Conversion Privileges.....................................      26
  Premium Payments..........................................      26
  Allocation of Net Premiums................................      27
  Transfer Privilege........................................      28
  Election of Death Benefit Options.........................      29
  Guideline Premium Test and Cash Value Accumulation Test...      29
  Death Proceeds............................................      30
  Change in Death Benefit Option............................      32
  Change in Face Amount.....................................      33
  Certificate Value and Surrender Value.....................      34
  Payment Options...........................................      35
  Optional Insurance Benefits...............................      35
  Surrender.................................................      36
  Paid-Up Insurance Option..................................      36
  Partial Withdrawal........................................      37
CHARGES AND DEDUCTIONS......................................      37
  Premium Expense Charge....................................      37
  Monthly Deduction from Certificate Value..................      38
  Charges Reflected in the Assets of the Separate Account...      41
  Surrender Charge..........................................      41
  Charges on Partial Withdrawal.............................      43
  Transfer Charges..........................................      43
  Charge for Change in Face Amount..........................      44
  Other Administrative Charges..............................      44
CERTIFICATE LOANS...........................................      44
CERTIFICATE TERMINATION AND REINSTATEMENT...................      45
OTHER CERTIFICATE PROVISIONS................................      47
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      48
DISTRIBUTION................................................      49
REPORTS.....................................................      50
LEGAL PROCEEDINGS...........................................      50
FURTHER INFORMATION.........................................      50
INDEPENDENT ACCOUNTANTS.....................................      51
FEDERAL TAX CONSIDERATIONS..................................      51
  The Company and the Separate Account......................      51
  Taxation of the Certificates..............................      51
  Certificate Loans.........................................      52
  Modified Endowment Contracts..............................      52
MORE INFORMATION ABOUT THE GENERAL ACCOUNT..................      53
FINANCIAL STATEMENTS........................................      54

APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- PAYMENT OPTIONS...............................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE
 VALUES AND ACCUMULATED PREMIUMS............................     C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard

Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE in DEATH PROCEEDS -- "GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2."

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.


SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.


UNDERLYING FUNDS ("FUNDS"): The investment portfolios of Allmerica Investment Trust ("AIT"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Janus Aspen Series ("Janus"), PIMCO Variable Insurance Trust ("PIMCO"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and The Universal Institutional Funds, Inc. ("UIF") (formerly Morgan Stanley Dean Witter Universal Funds, Inc.), which are available under the Certificates.


UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The surrender charge may be imposed, depending on the group to which the Policy is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- a "Surrender Charge."

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGE.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. See CHARGES AND DEDUCTIONS -- a "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn, or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, may be deducted from the Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See THE
CERTIFICATE -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS --"Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. See CHARGES AND DEDUCTIONS -- "Charges Reflected in the Assets of the Separate Account." The levels of fees and expenses vary among the Underlying Investment Funds.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

CHARGES OF THE UNDERLYING FUNDS


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2001. THE UNDERLYING FUND INFORMATION BELOW HAS BEEN PROVIDED BY THE UNDERLYING FUNDS AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE COMPANY.



                                            MANAGEMENT FEE                OTHER EXPENSES        TOTAL FUND
                                              (AFTER ANY     FEES UNDER     (AFTER ANY        EXPENSES (AFTER
                                              VOLUNTARY        12B-1        APPLICABLE         ANY WAIVERS/
UNDERLYING FUND                                WAIVERS)        PLAN*      REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                             --------------   ----------   ---------------   -------------------
AIT Core Equity Fund (Service Shares).....       0.55%          0.15%       0.06%            0.76%(1)(2)
AIT Equity Index Fund (Service Shares)....       0.28%          0.15%       0.06%            0.49%(1)(2)
AIT Government Bond Fund
 (Service Shares).........................       0.50%          0.15%       0.08%            0.73%(1)
AIT Money Market Fund (Service Shares)....       0.31%          0.15%       0.05%            0.51%(1)
AIT Select Aggressive Growth Fund
 (Service Shares).........................       0.83%          0.15%       0.07%            1.05%(1)(2)
AIT Select Capital Appreciation Fund
 (Service Shares).........................       0.88%          0.15%       0.06%            1.09%(1)(2)
AIT Select Emerging Markets Fund
 (Service Shares).........................       1.35%          0.15%       0.34%            1.84%(1)(2)
AIT Select Growth and Income Fund
 (Service Shares).........................       0.68%          0.15%       0.05%            0.88%(1)(2)
AIT Select Growth Fund
 (Service Shares).........................       0.79%          0.15%       0.06%            1.00%(1)(2)
AIT Select International Equity Fund
 (Service Shares).........................       0.89%          0.15%       0.12%            1.16%(1)(2)
AIT Select Investment Grade Income Fund
 (Service Shares).........................       0.41%          0.15%       0.06%            0.62%(1)
AIT Select Strategic Growth Fund
 (Service Shares).........................       0.85%          0.15%       0.29%            1.29%(1)
AIT Select Strategic Income Fund
 (Service Shares).........................       0.58%          0.15%       0.39%            1.12%(1)
AIT Select Value Opportunity Fund
 (Service Shares).........................       0.87%          0.15%       0.05%            1.07%(1)(2)
Alliance Growth & Income Portfolio
 (Class B)................................       0.63%          0.25%       0.04%            0.92%
Delaware VIP International Value Equity
 Series ..................................       0.84%          0.00%       0.16%            1.00%(3)
Fidelity VIP Equity-Income Portfolio......       0.48%          0.00%       0.10%            0.58%(4)
Fidelity VIP Growth Portfolio.............       0.58%          0.00%       0.10%            0.68%(4)
Fidelity VIP High Income Portfolio........       0.58%          0.00%       0.13%            0.71%(4)
Fidelity VIP Overseas Portfolio...........       0.73%          0.00%       0.19%            0.92%(4)
Fidelity VIP II Asset Manager Portfolio...       0.53%          0.00%       0.11%            0.64%(4)
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio.....................       0.58%          0.00%       0.10%            0.68%(4)
Fidelity VIP II Index 500 Portfolio.......       0.24%          0.00%       0.04%            0.28%(5)
Janus Aspen Aggressive Growth Portfolio
 (Service Shares).........................       0.65%          0.25%       0.02%            0.92%(6)
Janus Aspen Worldwide Growth Portfolio
 (Service Shares).........................       0.65%          0.25%       0.04%            0.94%(6)
PVIT Total Return Portfolio II............       0.25%          0.00%       0.40%            0.65%(7)
T. Rowe Price International Stock
 Portfolio................................       1.05%          0.00%       0.00%            1.05%(8)
UIF Core Plus Fixed Income Portfolio......       0.39%          0.00%       0.31%            0.70%(9)
UIF Technology Portfolio..................       0.66%          0.00%       0.51%            1.17%(9)



* These expenses are fees paid by the Underlying Funds under 12b-1 plans. In addition to receiving all or part of the fees listed in the table, the Company may also receive Service Fees from the investment advisers or other service providers of certain Underlying Funds for providing various services to Policyowners. Currently the Company receives Services Fees ranging from 0.10% to 0.25% of the aggregate net asset value of assets held in the Separate Account with respect to such Underlying Funds.

(1) Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets.



    Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001.



    In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



    Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. These amounts have not been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.73% for AIT Core Equity Fund, 0.47% for AIT Equity Index Fund, 1.02% for AIT Select Aggressive Growth Fund, 1.08% for AIT Select Capital Appreciation Fund, 1.74% for AIT Select Emerging Markets Fund, 0.93% for AIT Select Growth Fund, 0.87% for AIT Select Growth and Income Fund, 1.14% for AIT Select International Equity Fund, and 1.02% for AIT Select Value Opportunity Fund.



(3) Effective May 1, 2002 through April 30, 2003, the investment advisor, Delaware International Advisers Ltd., ("DIAL") has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Without such arrangement, the total operating expenses for the fiscal year 2001 were 1.01% for Delaware VIP International Value Equity Series.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. As a result of these expense reductions, total operating expenses were: 0.57% for Fidelity VIP Equity-Income Portfolio, 0.65% for Fidelity VIP Growth Portfolio, 0.87% for Fidelity VIP Overseas Portfolio, 0.63% for Fidelity VIP II Asset Manager Portfolio, 0.64% for Fidelity VIP II Contrafund-Registered Trademark- Portfolio and 0.70% for Fidelity VIP High Income Portfolio.



(5) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Absent this reimbursement, the management fee, other expenses and total annual expenses in 2001 would have been 0.24%, 0.11% and 0.35%, respectively.



(6) Expenses are based upon expenses for the year ended December 31, 2001. All Expenses are shown without the effect of any expense offset arrangements.



    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.



(7) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



    "Other Expenses" prior to expense waiver reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio's pro rata Trustees' fees.

(8)  Management fees include ordinary, recurring operating expenses.



(9) Morgan Stanley Investment Management, Inc. ("MSIM") has voluntarily agreed to waive its management fees and to reimburse the UIF Core Plus Fixed
    Income Portfolio and the UIF Technology Portfolio if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 0.70% for the Core Plus Fixed Income Portfolio and 1.17% for the UIF Technology Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice. Without the reimbursement, total fund expenses would have been 0.71% for the UIF Core Plus Fixed Income Portfolio and 1.31% for the UIF Technology Portfolio in 2001.

                        SUMMARY OF CERTIFICATE FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (see "Election of Death Benefit Options"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate Value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this Prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed Insured will complete an enrollment form which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examination, if any, are completed. If the proposed Insured cannot answer the eligibility questions "No," and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company
(1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

Premiums allocated to the General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in the Face Amount, a right to cancel the increase also applies. See THE
CERTIFICATE -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE
CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND
DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate year is 75% of an amount equal to the Certificate Value less surrender charge,

Monthly Deductions, and interest on the Certificate loan to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. See FEDERAL TAX CONSIDERATIONS -- "Certificate Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider, Refund of Sales Load Rider, and Exchange Option Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

INVESTMENT OPTIONS


The Certificates permit Net Premiums to be allocated either to the General Account or to the Separate Account. Currently, the Policyholder may select up to 27 Sub-Accounts of the 29 that are available under the Certificate. The Certificate Owners may make allocations only to those selected Sub-Accounts over the life of the Certificate. A Certificate Owner may have allocations in up to 20 Sub-Accounts at any one time. Each Sub-Account invests exclusively in a corresponding Underlying Fund. The UIF Core Plus Fixed Income Portfolio is available only to employees of Duke Energy Corporation and its affiliates. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege."


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death

Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. The Prospectus and the Certificate provide further detail. The Certificate provides insurance protection for the named beneficiary. The Certificate and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE CERTIFICATE IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE.

NO CLAIM IS MADE THAT THE CERTIFICATE IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


Allmerica Financial Life Insurance and Annuity Company ("Company") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2001, the Company had over $17.9 billion in assets and over $26.9 billion of life insurance in force. The Company is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.


The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Currently, the Policyholder may select up to 27 Sub-Accounts of the 29 that are available under the Certificate. The Certificate Owners may make allocations only to those selected Sub-Accounts over the life of the Certificate. A Certificate Owner may have allocations in up to 20 Sub-Accounts at any one time. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Alliance Variable Products
Series Fund, Inc., the Delaware VIP Trust, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the T. Rowe Price International Series, Inc. or The Universal Institutional Funds, Inc.


THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST



Allmerica Investment Trust ("the Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other insurance companies. Fourteen investment portfolios ("Funds") of AIT are currently available under the Contract.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"). Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. One of its separate investment portfolios is currently available under the Policy: Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


DELAWARE VIP TRUST



Delaware VIP Trust ("Delaware VIP") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of Delaware VIP or its separate investment series. Delaware VIP was established to serve as an investment vehicle for various separate accounts supporting variable insurance contracts. One investment portfolio ("Series") is available under the Policy: Delaware VIP International Value Equity Series. The investment adviser for the Series is Delaware International Advisers Ltd. ("DIAL"). Shares of the Series are not offered to the general public but solely to separate accounts of life insurance companies.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II


Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Certificate: the Fidelity VIP II Asset Manager Portfolio, Fidelity VIP II Contrafund-Registered Trademark- Portfolio, and Fidelity VIP II Index 500 Portfolio.


JANUS ASPEN SERIES


Janus Aspen Series ("Janus") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus. Two of its investment portfolios are currently available under the Certificate: Janus Aspen Aggressive Growth Portfolio and Janus Aspen Worldwide Growth Portfolio.


PIMCO VARIABLE INSURANCE TRUST


PIMCO Variable Insurance Trust (the "Trust"), a Delaware business trust, is an open-end management investment company established under a Trust Instrument dated October 3, 1997. Pacific Investment Management Company LLC ("PIMCO") is the investment adviser for the PIMCO Variable Insurance Trust and was organized in 1971. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. One of its investment Portfolios is currently available under the Certificate: PVIT
Total Return Portfolio II.



T. ROWE PRICE INTERNATIONAL SERIES, INC.



T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, was founded in 1979. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $24.4 billion (as of December 31, 2001) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Certificate: T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.



THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



The Universal Institutional Funds, Inc. ("UIF") is an open-end, management investment company that was organized as a Maryland corporation on March 26, 1996. Morgan Stanley Investment Management, Inc. ("MSIM") is the investment adviser for the UIF Core Plus Fixed Income Portfolio and the UIF Technology Portfolio. The investment portfolios available under the Certificate are: UIF Core Plus Fixed Income Portfolio and UIF Technology Portfolio.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed in alphabetical order within fund group. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stock and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidential to this objective.



AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States.

The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.


AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.


AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.


AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.


ALLIANCE GROWTH & INCOME PORTFOLIO -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.



DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States. This Series formerly was known as International Equity Series.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.

FIDELITY VIP II INDEX 500 PORTFOLIO -- seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500.


JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO -- seeks long-term growth of capital.



JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.



PVIT TOTAL RETURN PORTFOLIO II -- seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. This portfolio was formerly known as PIMCO Total Return Bond Portfolio II.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.



UIF CORE PLUS FIXED INCOME PORTFOLIO -- seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio fixed-income securities. THE UIF CORE PLUS FIXED INCOME PORTFOLIO IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS AFFILIATES.


CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                THE CERTIFICATE


MARKET TIMERS



The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Certificate Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Certificates.



In order to prevent "market timing" activities that may harm or disadvantage other Certificate Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Certificate Owners. If any of these actions are taken, the Company will notify the market timer of the action as soon as practicable.


ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company
(1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.

After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, (b) 10 days after you receive the new specifications pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If the Certificate Owner elects allocation changes by telephone, a properly completed authorization form must be on file before telephone requests will be honored. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.


All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed below, a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.



TELEPHONE REQUESTS



If you wish to elect telephone transactions, a properly completed authorization form must be on file before telephone requests will be honored. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.



The Company cannot guarantee that you will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.



TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITATIONS


The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum or maximum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers, and

    - the maximum number of transfers in a period.

Transfers to and from the General Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the General Account; and

    - The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.


The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.


These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day.

The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                     GUIDELINE MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

Age of Insured                                             Percentage of
on Date of Death                                         Certificate Value
----------------                                         -----------------
40 and under...........................................        250%
45.....................................................        215%
50.....................................................        185%
55.....................................................        150%
60.....................................................        130%
65.....................................................        120%
70.....................................................        115%
75.....................................................        105%
80.....................................................        105%
85.....................................................        105%
90.....................................................        105%
95 and above...........................................        100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND
DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Guideline Minimum Death Benefit of $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027

(rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Guideline Minimum Death Benefit will be $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 X 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to

Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and
(2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See CHARGES AND DEDUCTIONS --"Surrender Charge" and APPENDIX
D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."


For important tax considerations which may result from surrender of a Certificate, see FEDERAL TAX CONSIDERATIONS.


PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    - You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND
DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE
PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

Upon full surrender of the Certificate within up to seven certificate years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:

    - The original owner of the Certificate and certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

    - The request to surrender the Certificate and all certificates thereunder must be received prior to the end of the applicable Policy year; and

    - The Certificate and certificates have not been exchanged to another carrier.

    - The provision terminates if there is a change in the federal tax laws that would have the result of taxing the equity (the inside build-up of earnings) of the Policy.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%.

Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See THE CERTIFICATE -- "Charge for Change in Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Guideline Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

    - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                         or

    - the Face Amount plus the Certificate Value under Death Benefit Option 2.

When the Guideline Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE -- "Change in Face Amount: DECREASES."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a preferred, standard, guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting
Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge equal $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charges.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1% (8% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

    - an amount equal to the Certificate Value less Debt on the date of default; MINUS

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.


                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of First Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                           Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation

Mark A. Hug                           Director (since 2001) and Vice President (since 2000)
  Director, President and Chief       of First Allmerica; Senior Vice President of Life and
  Executive Officer                   Annuity Products (2001) for The Equitable Life
                                      Assurance Society

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Treasurer                           2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief  Vice President (since 1993) and Treasurer (1993-2000)
  Financial Officer                   of First Allmerica

Richard M. Reilly                     Director (since 1996); Vice President (1990-2001) and
  Director                            Senior Vice President (since 2001) of First
                                      Allmerica; Director (since 1990), President and Chief
                                      Executive Officer (1995-2001) of Allmerica Financial
                                      Life Insurance and Annuity Company; Director and
                                      President (since 1998) of Allmerica Financial
                                      Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company
                                      Property & Casualty; Senior Vice President (1993 to
                                      1996)

Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Certificate. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the financial statements of the Group VEL Account of the Company as of December 31, 2001 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the

Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or certificates covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly

(including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE AND CERTIFICATE LOANS


The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.


The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits may be available for issue under the Certificates for an additional charge.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER

    This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium expense charge and the Monthly Deductions from Certificate Value. In both the Current Cost of Insurance Charges tables and the Guaranteed Cost of Insurance Charges tables, the charge for mortality and expense risks is equivalent to an effective annual rate of 0.90% of the monthly value of the assets in the Separate Account attributable to the Certificates.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.90% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 2001, ranged from an annual rate of 0.29% to an annual rate of 1.84% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Certificate Value among the Sub-Accounts.



Through December 31, 2002, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic

Income Fund, AIT Select Investment Grade Income Fund, and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2001. In addition, through December 31, 2002, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2002, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. The limitations may be terminated at anytime.



Effective May 1, 2002 through April 30, 2003, the investment advisor for the Delaware VIP International Value Equity Series, Delaware International Advisers Ltd., ("DIAL") has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 1.00%. Without such arrangement, the total operating expenses for the fiscal year 2001 were 1.01% for Delaware VIP International Value Equity Series. The waiver or reimbursement does not bind the investment advisor to declare future waivers or reimbursements in the future.



For the Fidelity VIP II Index 500 Portfolio, Fidelity Management & Research Company ("FMR") has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Absent this reimbursement, the management fee, other expenses and total annual expenses in 2001 would have been 0.24%, 0.11% and 0.35%, respectively.



Morgan Stanley Investment Management, Inc. ("MSIM") has voluntarily agreed to waive its management fees and to reimburse the UIF Core Plus Fixed Income Portfolio and the UIF Technology Portfolio if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 0.70% for the UIF Core Plus Fixed Income Portfolio and 1.17% for the UIF Technology Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice.



For the PVIT Total Return Portfolio II, PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT


Taking into account the 0.90% charge to the Separate Account and the assumed 0.90% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.80%, 4.20% and 10.20%, respectively.


The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES


                PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
                INTEREST    -------------------------------  -------------------------------  --------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT
 -----------  ------------  ---------  -----------  -------  ---------  -----------  -------  ---------  -----------  --------
    1             4,410          115       3,500    250,000       344       3,729    250,000       573       3,958    250,000
    2             9,041        3,055       6,908    250,000     3,732       7,585    250,000     4,437       8,291    250,000
    3            13,903        8,093      10,225    250,000     9,442      11,574    250,000    10,904      13,036    250,000
    4            19,008       12,381      13,446    250,000    14,630      15,695    250,000    17,166      18,232    250,000
    5            24,368       16,575      16,575    250,000    19,957      19,957    250,000    23,927      23,927    250,000
    6            29,996       19,608      19,608    250,000    24,361      24,361    250,000    30,171      30,171    250,000
    7            35,906       22,540      22,540    250,000    28,907      28,907    250,000    37,016      37,016    250,000
    8            42,112       25,371      25,371    250,000    33,603      33,603    250,000    44,527      44,527    250,000
    9            48,627       28,101      28,101    250,000    38,453      38,453    250,000    52,773      52,773    250,000
    10           55,469       30,726      30,726    250,000    43,460      43,460    250,000    61,832      61,832    250,000
    11           62,652       33,242      33,242    250,000    48,628      48,628    250,000    71,789      71,789    250,000
    12           70,195       35,614      35,614    250,000    53,932      53,932    250,000    82,715      82,715    250,000
    13           78,114       37,838      37,838    250,000    59,376      59,376    250,000    94,717      94,717    250,000
    14           86,430       39,918      39,918    250,000    64,974      64,974    250,000   107,928     107,928    250,000
    15           95,161       41,845      41,845    250,000    70,725      70,725    250,000   122,483     122,483    250,000
    16          104,330       43,607      43,607    250,000    76,631      76,631    250,000   138,539     138,539    250,000
    17          113,956       45,227      45,227    250,000    82,724      82,724    250,000   156,293     156,293    250,000
    18          124,064       46,692      46,692    250,000    89,008      89,008    250,000   175,950     175,950    250,000
    19          134,677       47,987      47,987    250,000    95,487      95,487    250,000   197,744     197,744    250,000
    20          145,821       49,099      49,099    250,000   102,166     102,166    250,000   221,866     221,866    270,677
  Age 60         95,161       41,845      41,845    250,000    70,725      70,725    250,000   122,483     122,483    250,000
  Age 65        145,821       49,099      49,099    250,000   102,166     102,166    250,000   221,866     221,866    270,677
  Age 70        210,477       50,941      50,941    250,000   138,721     138,721    250,000   383,244     383,244    444,563
  Age 75        292,995       44,360      44,360    250,000   182,533     182,533    250,000   642,599     642,599    687,581


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


                PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                 HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
                INTEREST    --------------------------------  -------------------------------  -------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT
 -----------  ------------  ---------  -----------  --------  ---------  -----------  -------  ---------  -----------  -------
    1             4,410            0       2,751    250,000          0       2,944    250,000         0       3,138    250,000
    2             9,041        1,548       5,402    250,000      2,106       5,960    250,000     2,689       6,542    250,000
    3            13,903        5,817       7,948    250,000      6,914       9,046    250,000     8,107      10,238    250,000
    4            19,008        9,319      10,385    250,000     11,132      12,198    250,000    13,184      14,249    250,000
    5            24,368       12,712      12,712    250,000     15,419      15,419    250,000    18,609      18,609    250,000
    6            29,996       14,925      14,925    250,000     18,707      18,707    250,000    23,350      23,350    250,000
    7            35,906       17,012      17,012    250,000     22,051      22,051    250,000    28,500      28,500    250,000
    8            42,112       18,964      18,964    250,000     25,444      25,444    250,000    34,097      34,097    250,000
    9            48,627       20,768      20,768    250,000     28,877      28,877    250,000    40,179      40,179    250,000
    10           55,469       22,411      22,411    250,000     32,338      32,338    250,000    46,787      46,787    250,000
    11           62,652       23,884      23,884    250,000     35,820      35,820    250,000    53,978      53,978    250,000
    12           70,195       25,178      25,178    250,000     39,316      39,316    250,000    61,814      61,814    250,000
    13           78,114       26,283      26,283    250,000     42,820      42,820    250,000    70,367      70,367    250,000
    14           86,430       27,191      27,191    250,000     46,327      46,327    250,000    79,721      79,721    250,000
    15           95,161       27,890      27,890    250,000     49,828      49,828    250,000    89,973      89,973    250,000
    16          104,330       28,351      28,351    250,000     53,301      53,301    250,000   101,221     101,221    250,000
    17          113,956       28,553      28,553    250,000     56,730      56,730    250,000   113,588     113,588    250,000
    18          124,064       28,455      28,455    250,000     60,084      60,084    250,000   127,210     127,210    250,000
    19          134,677       28,011      28,011    250,000     63,326      63,326    250,000   142,247     142,247    250,000
    20          145,821       27,174      27,174    250,000     66,420      66,420    250,000   158,897     158,897    250,000
  Age 60         95,161       27,890      27,890    250,000     49,828      49,828    250,000    89,973      89,973    250,000
  Age 65        145,821       27,174      27,174    250,000     66,420      66,420    250,000   158,897     158,897    250,000
  Age 70        210,477       15,562      15,562    250,000     78,602      78,602    250,000   274,478     274,478    318,394
  Age 75        292,995            0           0          0     79,697      79,697    250,000   460,756     460,756    493,008


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES


                PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                INTEREST    --------------------------------  -------------------------------  ---------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE    DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)    BENEFIT
 -----------  ------------  ---------  -----------  --------  ---------  -----------  -------  ---------  -----------  ---------
    1             1,470         297       1,221     76,221         374       1,299     76,299       453       1,377       76,377
    2             3,014       1,368       2,418     77,418       1,600       2,650     77,650     1,842       2,892       77,892
    3             4,634       3,103       3,593     78,593       3,568       4,058     79,058     4,072       4,561       79,561
    4             6,336       4,499       4,744     79,744       5,277       5,522     80,522     6,154       6,399       81,399
    5             8,123       5,872       5,872     80,872       7,045       7,045     82,045     8,420       8,420       83,420
    6             9,999       6,976       6,976     81,976       8,629       8,629     83,629    10,644      10,644       85,644
    7            11,969       8,057       8,057     83,057      10,275      10,275     85,275    13,091      13,091       88,091
    8            14,037       9,114       9,114     84,114      11,986      11,986     86,986    15,784      15,784       90,784
    9            16,209      10,146      10,146     85,146      13,763      13,763     88,763    18,744      18,744       93,744
    10           18,490      11,154      11,154     86,154      15,608      15,608     90,608    22,001      22,001       97,001
    11           20,884      12,137      12,137     87,137      17,525      17,525     92,525    25,582      25,582      100,582
    12           23,398      13,095      13,095     88,095      19,513      19,513     94,513    29,521      29,521      104,521
    13           26,038      14,028      14,028     89,028      21,578      21,578     96,578    33,854      33,854      108,854
    14           28,810      14,935      14,935     89,935      23,720      23,720     98,720    38,619      38,619      113,619
    15           31,720      15,818      15,818     90,818      25,943      25,943    100,943    43,860      43,860      118,860
    16           34,777      16,673      16,673     91,673      28,248      28,248    103,248    49,625      49,625      124,625
    17           37,985      17,503      17,503     92,503      30,639      30,639    105,639    55,967      55,967      130,967
    18           41,355      18,305      18,305     93,305      33,118      33,118    108,118    62,942      62,942      137,942
    19           44,892      19,080      19,080     94,080      35,688      35,688    110,688    70,615      70,615      145,615
    20           48,607      19,827      19,827     94,827      38,351      38,351    113,351    79,056      79,056      154,056
  Age 60         97,665       25,383      25,383    100,383     70,512      70,512    145,512   226,929     226,929      304,085
  Age 65        132,771       26,301      26,301    101,301     90,495      90,495    165,495   373,510     373,510      455,682
  Age 70        177,576       25,249      25,249    100,249    112,875     112,875    187,875   608,404     608,404      705,749
  Age 75        234,759       21,243      21,243     96,243    136,848     136,848    211,848   985,642     985,642    1,060,642


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


                PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                 HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
                INTEREST    --------------------------------  -------------------------------  -------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE   DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT
 -----------  ------------  ---------  -----------  --------  ---------  -----------  -------  ---------  -----------  -------
    1             1,470          115       1,039     76,039        184       1,108     76,108       252       1,176     76,176
    2             3,014        1,008       2,058     77,058      1,209       2,259     77,259     1,419       2,469     77,469
    3             4,634        2,566       3,056     78,056      2,968       3,457     78,457     3,403       3,892     78,892
    4             6,336        3,788       4,033     79,033      4,458       4,703     79,703     5,213       5,457     80,457
    5             8,123        4,987       4,987     79,987      5,994       5,994     80,994     7,176       7,176     82,176
    6             9,999        5,918       5,918     80,918      7,335       7,335     82,335     9,064       9,064     84,064
    7            11,969        6,827       6,827     81,827      8,725       8,725     83,725    11,139      11,139     86,139
    8            14,037        7,711       7,711     82,711     10,166      10,166     85,166    13,417      13,417     88,417
    9            16,209        8,570       8,570     83,570     11,658      11,658     86,658    15,917      15,917     90,917
    10           18,490        9,404       9,404     84,404     13,201      13,201     88,201    18,661      18,661     93,661
    11           20,884       10,211      10,211     85,211     14,798      14,798     89,798    21,673      21,673     96,673
    12           23,398       10,990      10,990     85,990     16,448      16,448     91,448    24,977      24,977     99,977
    13           26,038       11,742      11,742     86,742     18,154      18,154     93,154    28,606      28,606    103,606
    14           28,810       12,465      12,465     87,465     19,916      19,916     94,916    32,588      32,588    107,588
    15           31,720       13,160      13,160     88,160     21,736      21,736     96,736    36,960      36,960    111,960
    16           34,777       13,824      13,824     88,824     23,614      23,614     98,614    41,758      41,758    116,758
    17           37,985       14,458      14,458     89,458     25,551      25,551    100,551    47,026      47,026    122,026
    18           41,355       15,060      15,060     90,060     27,549      27,549    102,549    52,810      52,810    127,810
    19           44,892       15,628      15,628     90,628     29,607      29,607    104,607    59,159      59,159    134,159
    20           48,607       16,162      16,162     91,162     31,726      31,726    106,726    66,131      66,131    141,131
  Age 60         97,665       18,876      18,876     93,876     55,913      55,913    130,913   186,599     186,599    261,599
  Age 65        132,771       17,495      17,495     92,495     69,242      69,242    144,242   304,196     304,196    379,196
  Age 70        177,576       12,739      12,739     87,739     81,591      81,591    156,591   490,665     490,665    569,172
  Age 75        234,759        2,595       2,595     77,595     90,101      90,101    165,101   785,985     785,985    860,985


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES


                PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                INTEREST    --------------------------------  -------------------------------  ---------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE    DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)    BENEFIT
 -----------  ------------  ---------  -----------  --------  ---------  -----------  -------  ---------  -----------  ---------
    1            13,818        7,813      12,095    250,000      8,567      12,849    250,000     9,321       13,603     250,000
    2            28,327       18,496      23,962    250,000     20,763      26,229    250,000    23,122       28,588     250,000
    3            43,561       33,475      35,606    250,000     38,035      40,167    250,000    42,970       45,101     250,000
    4            59,557       45,964      47,029    250,000     53,619      54,685    250,000    62,236       63,302     250,000
    5            76,353       58,239      58,239    250,000     69,814      69,814    250,000    83,374       83,374     250,000
    6            93,989       69,238      69,238    250,000     85,585      85,585    250,000   105,462      105,462     282,639
    7           112,506       80,028      80,028    250,000    101,994     101,994    265,185   129,669      129,669     337,138
    8           131,950       90,617      90,617    250,000    118,994     118,994    299,865   156,193      156,193     393,607
    9           152,365      101,006     101,006    250,000    136,602     136,602    333,308   185,255      185,255     452,021
    10          173,801      111,142     111,142    263,407    154,830     154,830    366,947   217,081      217,081     514,481
    11          196,309      121,023     121,023    278,353    173,695     173,695    399,500   251,927      251,927     579,433
    12          219,943      130,629     130,629    291,303    193,181     193,181    430,794   290,022      290,022     646,749
    13          244,758      139,963     139,963    302,321    213,300     213,300    460,729   331,655      331,655     716,375
    14          270,814      149,031     149,031    312,964    234,069     234,069    491,546   377,146      377,146     792,008
    15          298,173      157,831     157,831    321,974    255,496     255,496    521,212   426,831      426,831     870,735
    16          326,899      166,353     166,353    331,042    277,571     277,571    552,366   481,039      481,039     957,268
    17          357,062      174,639     174,639    337,052    300,370     300,370    579,713   540,283      540,283   1,042,745
    18          388,733      182,677     182,677    343,432    323,884     323,884    608,903   604,968      604,968   1,137,340
    19          421,988      190,469     190,469    348,558    348,127     348,127    637,073   675,573      675,573   1,236,298
    20          456,905      198,019     198,019    352,475    373,115     373,115    664,144   752,622      752,622   1,339,668
  Age 60        298,173      157,831     157,831    321,974    255,496     255,496    521,212   426,831      426,831     870,735
  Age 65        456,905      198,019     198,019    352,475    373,115     373,115    664,144   752,622      752,622   1,339,668
  Age 70        659,493      231,781     231,781    366,214    508,643     508,643    803,656  1,253,467   1,253,467   1,980,477
  Age 75        918,052      259,365     259,365    368,299    662,699     662,699    941,032  2,015,737   2,015,737   2,862,347


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES


                PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PAID PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                INTEREST    --------------------------------  -------------------------------  ---------------------------------
 CERTIFICATE     AT 5%      SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE   DEATH   SURRENDER  CERTIFICATE    DEATH
    YEAR      PER YEAR (1)    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)    BENEFIT
 -----------  ------------  ---------  -----------  --------  ---------  -----------  -------  ---------  -----------  ---------
    1            13,818        6,194      10,476    250,000      6,858      11,140    250,000     7,524       11,805     250,000
    2            28,327       15,273      20,739    250,000     17,262      22,728    250,000    19,332       24,798     250,000
    3            43,561       28,664      30,795    250,000     32,654      34,785    250,000    36,974       39,105     250,000
    4            59,557       39,577      40,643    250,000     46,266      47,331    250,000    53,800       54,866     250,000
    5            76,353       50,290      50,290    250,000     60,396      60,396    250,000    72,245       72,245     250,000
    6            93,989       59,739      59,739    250,000     74,005      74,005    250,000    91,421       91,421     250,000
    7           112,506       68,987      68,987    250,000     88,183      88,183    250,000   112,433      112,433     292,325
    8           131,950       78,036      78,036    250,000    102,933     102,933    259,391   135,356      135,356     341,096
    9           152,365       86,885      86,885    250,000    118,131     118,131    288,241   160,347      160,347     391,246
    10          173,801       95,535      95,535    250,000    133,771     133,771    317,037   187,563      187,563     444,524
    11          196,309      103,990     103,990    250,000    149,855     149,855    344,667   217,188      217,188     499,533
    12          219,943      112,221     112,221    250,254    166,389     166,389    371,048   249,424      249,424     556,215
    13          244,758      120,181     120,181    259,592    183,380     183,380    396,100   284,489      284,489     614,497
    14          270,814      127,866     127,866    268,520    200,820     200,820    421,723   322,602      322,602     677,463
    15          298,173      135,282     135,282    275,976    218,717     218,717    446,183   364,014      364,014     742,589
    16          326,899      142,410     142,410    283,396    237,035     237,035    471,701   408,931      408,931     813,773
    17          357,062      149,271     149,271    288,093    255,802     255,802    493,699   457,676      457,676     883,314
    18          388,733      155,842     155,842    292,983    274,972     274,972    516,947   510,466      510,466     959,676
    19          421,988      162,116     162,116    296,673    294,518     294,518    538,969   567,569      567,569   1,038,651
    20          456,905      168,096     168,096    299,211    314,429     314,429    559,683   629,288      629,288   1,120,133
  Age 60        298,173      135,282     135,282    275,976    218,717     218,717    446,183   364,014      364,014     742,589
  Age 65        456,905      168,096     168,096    299,211    314,429     314,429    559,683   629,288      629,288   1,120,133
  Age 70        659,493      193,526     193,526    305,772    418,593     418,593    661,376  1,018,346   1,018,346   1,608,986
  Age 75        918,052      211,744     211,744    300,677    528,273     528,273    750,148  1,576,344   1,576,344   2,238,409


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

 Maximum Surrender Charge = (8.5 X Face Amount) + (up to 50% X Guideline Annual
                                                     Premium)

                                   1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at
Issue or    Unisex     Unisex     Unisex
Increase  Non-smoker   Smoker   Uni-smoker
--------  ----------   ------   ----------
    0                  14.89      14.37
    1                  14.84      14.31
    2                  15.00      14.44
    3                  15.17      14.58
    4                  15.35      14.73
    5                  15.53      14.88
    6                  15.73      15.05
    7                  15.94      15.23
    8                  16.16      15.41
    9                  16.39      15.61
   10                  16.64      15.82
   11                  16.91      16.05
   12                  17.18      16.28
   13                  17.47      16.52
   14                  17.77      16.77
   15                  18.08      17.02
   16                  18.38      17.28
   17                  18.67      17.54
   18       17.15      18.98      17.80
   19       17.40      19.29      18.07
   20       17.65      19.62      18.35
   21       17.92      19.95      18.64
   22       18.20      20.31      18.95
   23       18.49      20.68      19.27
   24       18.80      21.08      19.61
   25       19.13      21.49      19.97
   26       19.48      21.94      20.35
   27       19.85      22.42      20.75
   28       20.24      22.92      21.18
   29       20.65      23.45      21.63
   30       21.08      24.02      22.11
   31       21.54      24.62      22.61
   32       22.03      25.25      23.15
   33       22.54      25.92      23.71
   34       23.03      26.62      24.30
   35       23.64      27.36      24.92
   36       24.24      28.15      25.57
   37       24.87      28.97      26.26
   38       25.53      29.84      26.99
   39       26.23      30.76      27.75
   40       26.97      31.72      28.55
   41       27.74      32.73      29.39
   42       28.55      33.79      30.27
   43       29.41      34.91      31.19
   44       30.31      36.08      32.17
   45       31.26      37.31      33.19
   46       32.27      38.60      34.27

 Age at
Issue or    Unisex     Unisex     Unisex
Increase  Non-smoker   Smoker   Uni-smoker
--------  ----------   ------   ----------
   47       33.33      39.95      35.40
   48       34.46      41.38      36.59
   49       35.64      42.89      37.86
   50       36.90      44.48      39.19
   51       38.24      46.17      40.60
   52       39.66      47.95      42.10
   53       41.17      49.84      43.68
   54       42.76      51.82      45.36
   55       44.46      53.91      47.12
   56       46.25      56.11      48.98
   57       48.16      56.87      50.95
   58       50.18      56.76      53.03
   59       52.34      56.65      55.24
   60       54.64      56.54      56.71
   61       56.54      56.44      56.59
   62       56.41      56.34      56.47
   63       56.29      56.26      56.36
   64       56.16      56.18      56.25
   65       56.03      56.10      56.13
   66       55.90      56.01      56.00
   67       55.74      55.90      55.85
   68       55.58      55.76      55.70
   69       55.41      55.63      55.53
   70       55.27      55.49      55.37
   71       55.12      55.38      55.22
   72       54.96      55.29      55.10
   73       54.85      55.23      54.99
   74       54.75      55.19      54.89
   75       54.64      55.16      54.80
   76       54.52      55.10      54.69
   77       54.36      55.01      54.53
   78       54.18      54.86      54.35
   79       53.97      54.68      54.14
   80       53.75      54.49      53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                            $516.13
       (50% x GAP)
                                                                    ------------

                                                                       $1,366.13

    Maximum surrender charge per Table (23.64 x 100)

    $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                             Varies

        (not to exceed 30% of premiums received, up to one
       GAP, plus 9% of premiums
       received in excess of one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Certificates were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II (A) and II (B)). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.


In each Table in Appendix E, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2001. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                                                  TEN YEARS OR
                                                   SUB-ACCOUNT                                      LIFE OF
                                                   INCEPTION     ONE-YEAR             5           SUB-ACCOUNT
                                                     DATE      TOTAL RETURN         YEARS          (IF LESS)
AIT Core Equity Fund (Service Shares)              05/01/95         -100.00%            -0.45%             4.97%
AIT Equity Index Fund (Service Shares)             05/01/95         -100.00%             2.14%             7.52%
AIT Government Bond Fund (Service Shares)          05/01/95         -100.00%            -1.72%            -0.16%
AIT Money Market Fund (Service Shares)             05/01/95         -100.00%            -2.82%            -1.44%
AIT Select Aggressive Growth
 Fund (Service Shares)                             05/01/95         -100.00%            -6.67%             0.46%
AIT Select Capital Appreciation
 Fund (Service Shares)                             05/03/95         -100.00%             3.25%             8.81%
AIT Select Emerging Markets
 Fund (Service Shares)                             11/09/98         -100.00%               N/A           -23.57%
AIT Select Growth and Income
 Fund (Service Shares)                             05/01/95         -100.00%            -2.32%             3.79%
AIT Select Growth Fund (Service Shares)            05/01/95         -100.00%            -0.37%             5.06%
AIT Select International Equity
 Fund (Service Shares)                             05/01/95         -100.00%            -5.38%             0.37%
AIT Select Investment Grade Income
 Fund (Service Shares)                             05/01/95         -100.00%            -1.34%             0.56%
AIT Select Strategic Growth
 Fund (Service Shares)                             03/05/99         -100.00%               N/A           -56.93%
AIT Select Strategic Income
 Fund (Service Shares)                                  N/A              N/A               N/A               N/A
AIT Select Value Opportunity
 Fund (Service Shares)                             05/01/95         -100.00%             4.64%             8.77%
Alliance Growth & Income Portfolio (Class B)       10/02/00         -100.00%               N/A           -90.66%
Delaware VIP International Value Equity Series     07/02/96         -100.00%            -4.58%            -2.74%
Fidelity VIP Equity-Income Portfolio               05/01/95         -100.00%             1.18%             5.45%
Fidelity VIP Growth Portfolio                      05/01/95         -100.00%             3.42%             7.90%
Fidelity VIP High Income Portfolio                 05/01/95         -100.00%           -11.72%            -6.09%
Fidelity VIP Overseas Portfolio                    05/01/95         -100.00%            -5.44%            -1.67%
Fidelity VIP II Asset Manager Portfolio            05/01/95         -100.00%            -0.92%             2.77%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         11/02/00         -100.00%               N/A           -98.01%
Fidelity VIP II Index 500 Portfolio                05/25/99         -100.00%               N/A           -43.68%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                                       N/A              N/A               N/A               N/A
Janus Aspen Worldwide Growth Portfolio
 (Service Shares)                                       N/A              N/A               N/A               N/A
PVIT Total Return Portfolio II                          N/A              N/A               N/A               N/A
T. Rowe Price International Stock Portfolio        02/12/96         -100.00%            -7.81%            -5.20%
UIF Core Plus Fixed Income Portfolio                    N/A              N/A               N/A               N/A
UIF Technology Portfolio                           05/31/00         -100.00%               N/A          -100.00%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                         SINCE INCEPTION OF SUB-ACCOUNT
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                     SUB-                                        TEN YEARS OR
                                                   ACCOUNT                                         LIFE OF
                                                   INCEPTION     ONE-YEAR            5           SUB-ACCOUNT
                                                     DATE      TOTAL RETURN        YEARS          (IF LESS)
AIT Core Equity Fund (Service Shares)              05/01/95          -17.65%            6.78%            10.67%
AIT Equity Index Fund (Service Shares)             05/01/95          -12.81%            9.38%            13.18%
AIT Government Bond Fund (Service Shares)          05/01/95            6.66%            5.51%             5.63%
AIT Money Market Fund (Service Shares)             05/01/95            3.34%            4.42%             4.37%
AIT Select Aggressive Growth
 Fund (Service Shares)                             05/01/95          -22.31%            0.58%             6.24%
AIT Select Capital Appreciation
 Fund (Service Shares)                             05/03/95           -2.03%           10.49%            14.45%
AIT Select Emerging Markets
 Fund (Service Shares)                             11/09/98           -9.95%              N/A            -2.16%
AIT Select Growth and Income
 Fund (Service Shares)                             05/01/95          -12.54%            4.92%             9.51%
AIT Select Growth Fund (Service Shares)            05/01/95          -25.39%            6.87%            10.75%
AIT Select International Equity
 Fund (Service Shares)                             05/01/95          -22.14%            1.86%             6.15%
AIT Select Investment Grade Income
 Fund (Service Shares)                             05/01/95            6.97%            5.90%             6.33%
AIT Select Strategic Growth
 Fund (Service Shares)                             03/05/99          -29.92%              N/A           -21.15%
AIT Select Strategic Income
 Fund (Service Shares)                                  N/A              N/A              N/A               N/A
AIT Select Value Opportunity
 Fund (Service Shares)                             05/01/95           11.69%           11.87%            14.41%
Alliance Growth & Income Portfolio (Class B)       10/02/00           -0.54%              N/A             0.28%
Delaware VIP International Value Equity Series     07/02/96          -13.61%            2.66%             4.03%
Fidelity VIP Equity-Income Portfolio               05/01/95           -5.82%            8.42%            11.14%
Fidelity VIP Growth Portfolio                      05/01/95          -18.39%           10.66%            13.55%
Fidelity VIP High Income Portfolio                 05/01/95          -12.52%           -4.45%            -0.17%
Fidelity VIP Overseas Portfolio                    05/01/95          -21.88%            1.81%             4.14%
Fidelity VIP II Asset Manager Portfolio            05/01/95           -4.95%            6.31%             8.50%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         11/02/00          -13.10%              N/A           -15.77%
Fidelity VIP II Index 500 Portfolio                05/25/99          -12.89%              N/A            -4.13%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)                                       N/A              N/A              N/A               N/A
Janus Aspen Worldwide Growth Portfolio
 (Service Shares)                                       N/A              N/A              N/A               N/A
PVIT Total Return Portfolio II                          N/A              N/A              N/A               N/A
T. Rowe Price International Stock Portfolio        02/12/96          -22.91%           -0.55%             1.25%
UIF Core Plus Fixed Income Portfolio                    N/A              N/A              N/A               N/A
UIF Technology Portfolio                           05/31/00          -49.30%              N/A           -44.00%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                     SINCE INCEPTION OF UNDERLYING FUND(1)
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                   UNDERLYING                                    TEN YEARS OR
                                                   PORTFOLIO                                        LIFE OF
                                                   INCEPTION     ONE-YEAR             5              FUND
                                                     DATE      TOTAL RETURN         YEARS          (IF LESS)
AIT Core Equity Fund (Service Shares)*             04/29/85         -100.00%            -0.45%            5.25%
AIT Equity Index Fund (Service Shares)*            09/28/90         -100.00%             2.14%            7.54%
AIT Government Bond Fund (Service Shares)*         08/26/91         -100.00%            -1.72%            1.04%
AIT Money Market Fund (Service Shares)*            04/29/85         -100.00%            -2.82%           -0.30%
AIT Select Aggressive Growth Fund
 (Service Shares)*                                 08/21/92         -100.00%            -6.67%            4.36%
AIT Select Capital Appreciation Fund
 (Service Shares)*                                 04/28/95         -100.00%             3.25%            8.81%
AIT Select Emerging Markets Fund
 (Service Shares)*                                 02/20/98         -100.00%               N/A          -22.54%
AIT Select Growth and Income Fund
 (Service Shares)*                                 08/21/92         -100.00%            -2.32%            4.22%
AIT Select Growth Fund (Service Shares)*           08/21/92         -100.00%            -0.37%            4.81%
AIT Select International Equity Fund
 (Service Shares)*                                 05/02/94         -100.00%            -5.38%            0.32%
AIT Select Investment Grade Income Fund
 (Service Shares)*                                 04/29/85         -100.00%            -1.34%            1.98%
AIT Select Strategic Growth Fund
 (Service Shares)*                                 02/20/98         -100.00%               N/A          -32.32%
AIT Select Strategic Income Fund
 (Service Shares)*                                 07/03/00         -100.00%               N/A          -76.17%
AIT Select Value Opportunity Fund
 (Service Shares)*                                 04/30/93         -100.00%             4.64%            8.25%
Alliance Growth & Income Portfolio (Class B)*      01/14/91         -100.00%             6.39%           10.03%
Delaware VIP International Value Equity Series     10/29/92         -100.00%            -4.58%            2.35%
Fidelity VIP Equity-Income Portfolio               10/09/86         -100.00%             1.18%            8.78%
Fidelity VIP Growth Portfolio                      10/09/86         -100.00%             3.42%            8.48%
Fidelity VIP High Income Portfolio                 09/19/85         -100.00%           -11.72%            0.11%
Fidelity VIP Overseas Portfolio                    01/28/87         -100.00%            -5.44%            0.76%
Fidelity VIP II Asset Manager Portfolio            09/06/89         -100.00%            -0.92%            4.22%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         01/03/95         -100.00%             2.13%            9.28%
Fidelity VIP II Index 500 Portfolio                08/27/92         -100.00%             2.11%            8.27%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)*                                 09/13/93         -100.00%            -1.41%            6.54%
Janus Aspen Worldwide Growth Portfolio
 (Service Shares)*                                 09/13/93         -100.00%             2.54%            9.80%
PVIT Total Return Portfolio II                     05/28/99         -100.00%               N/A          -29.21%
T. Rowe Price International Stock Portfolio        03/31/94         -100.00%            -7.81%           -2.48%
UIF Core Plus Fixed Income Portfolio               01/02/97         -100.00%               N/A           -0.98%
UIF Technology Portfolio                           11/30/99         -100.00%               N/A          -96.51%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.


* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2001
                     SINCE INCEPTION OF UNDERLYING FUND(1)
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                   UNDERLYING                                   TEN YEARS OR
                                                   PORTFOLIO                                       LIFE OF
                                                   INCEPTION     ONE-YEAR            5              FUND
                                                     DATE      TOTAL RETURN        YEARS          (IF LESS)
AIT Core Equity Fund (Service Shares)*             04/29/85          -17.65%            6.78%            9.25%
AIT Equity Index Fund (Service Shares)*            09/28/90          -12.81%            9.38%           11.46%
AIT Government Bond Fund (Service Shares)*         08/26/91            6.66%            5.51%            5.20%
AIT Money Market Fund (Service Shares)*            04/29/85            3.34%            4.42%            3.93%
AIT Select Aggressive Growth Fund
 (Service Shares)*                                 08/21/92          -22.31%            0.58%            8.63%
AIT Select Capital Appreciation Fund
 (Service Shares)*                                 04/28/95           -2.03%           10.49%           14.44%
AIT Select Emerging Markets Fund
 (Service Shares)*                                 02/20/98           -9.95%              N/A           -8.25%
AIT Select Growth and Income Fund
 (Service Shares)*                                 08/21/92          -12.54%            4.92%            8.49%
AIT Select Growth Fund (Service Shares)*           08/21/92          -25.39%            6.87%            9.06%
AIT Select International Equity Fund
 (Service Shares)*                                 05/02/94          -22.14%            1.86%            5.49%
AIT Select Investment Grade Income Fund
 (Service Shares)*                                 04/29/85            6.97%            5.90%            6.11%
AIT Select Strategic Growth Fund
 (Service Shares)*                                 02/20/98          -29.92%              N/A          -17.00%
AIT Select Strategic Income Fund
 (Service Shares)*                                 07/03/00            5.99%              N/A            7.54%
AIT Select Value Opportunity Fund
 (Service Shares)*                                 04/30/93           11.69%           11.87%           12.70%
Alliance Growth & Income Portfolio (Class B)*      01/14/91           -0.54%           13.63%           13.87%
Delaware VIP International Value Equity Series     10/29/92          -13.61%            2.66%            6.76%
Fidelity VIP Equity-Income Portfolio               10/09/86           -5.82%            8.42%           12.66%
Fidelity VIP Growth Portfolio                      10/09/86          -18.39%           10.66%           12.37%
Fidelity VIP High Income Portfolio                 09/19/85          -12.52%           -4.45%            4.32%
Fidelity VIP Overseas Portfolio                    01/28/87          -21.88%            1.81%            4.94%
Fidelity VIP II Asset Manager Portfolio            09/06/89           -4.95%            6.31%            8.26%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         01/03/95          -13.10%            9.37%           14.66%
Fidelity VIP II Index 500 Portfolio                08/27/92          -12.89%            9.35%           12.42%
Janus Aspen Aggressive Growth Portfolio
 (Service Shares)*                                 09/13/93          -40.13%            5.83%           11.21%
Janus Aspen Worldwide Growth Portfolio
 (Service Shares)*                                 09/13/93          -23.32%            9.77%           14.39%
PVIT Total Return Portfolio II                     05/28/99            8.73%              N/A            7.62%
T. Rowe Price International Stock Portfolio        03/31/94          -22.91%           -0.55%            2.73%
UIF Core Plus Fixed Income Portfolio               01/02/97            8.34%              N/A            6.27%
UIF Technology Portfolio                           11/30/99          -49.30%              N/A          -29.93%


(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.


* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2001    2000    1999
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.2  $  0.1  $  0.5
     Universal life and investment product
       policy fees..............................   363.1   382.2   328.1
     Net investment income......................   160.4   140.4   150.2
     Net realized investment losses.............    (5.9)  (15.2)   (8.7)
     Other income (Note 1)......................    79.5    88.0    38.9
                                                  ------  ------  ------
         Total revenues.........................   597.3   595.5   509.0
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   201.2   170.1   175.6
     Policy acquisition expenses................    68.8    70.5    49.8
     Other operating expenses (Note 1)..........   225.6   197.8   151.3
     Restructuring cost.........................    --       4.6    --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   495.6   443.0   376.7
                                                  ------  ------  ------
 Income before federal income taxes.............   101.7   152.5   132.3
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (12.3)  (36.7)   15.5
     Deferred...................................    40.1    69.7    30.5
                                                  ------  ------  ------
         Total federal income tax expense.......    27.8    33.0    46.0
                                                  ------  ------  ------
 Net income.....................................  $ 73.9  $119.5  $ 86.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2001       2000
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,994.4 and $1,262.2)............................  $ 2,001.9  $ 1,270.0
     Equity securities at fair value (cost of $42.3 and
       $41.2)............................................       35.3       35.8
     Mortgage loans......................................     --          200.1
     Policy loans........................................      192.7      185.4
     Real estate and other long-term investments.........        9.2       15.1
                                                           ---------  ---------
         Total investments...............................    2,239.1    1,706.4
                                                           ---------  ---------
   Cash and cash equivalents.............................       92.9       50.8
   Accrued investment income.............................       40.2       33.7
   Deferred policy acquisition costs.....................    1,511.2    1,344.2
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      302.4      280.2
   Other assets..........................................       93.6       69.3
   Separate account assets...............................   13,552.0   14,688.2
                                                           ---------  ---------
         Total assets....................................  $17,831.4  $18,172.8
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,690.5  $ 2,188.4
     Outstanding claims and losses.......................       15.5       15.6
     Unearned premiums...................................        2.3        2.5
     Contractholder deposit funds and other policy
       liabilities.......................................      165.6       42.5
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,873.9    2,249.0
                                                           ---------  ---------
   Expenses and taxes payable............................       85.8      138.6
   Reinsurance premiums payable..........................       18.3       16.4
   Deferred federal income taxes.........................      200.5      168.5
   Separate account liabilities..........................   13,552.0   14,688.2
                                                           ---------  ---------
         Total liabilities...............................   16,730.5   17,260.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      553.7      423.7
   Accumulated other comprehensive (loss) income.........      (10.4)       4.7
   Retained earnings.....................................      555.1      481.2
                                                           ---------  ---------
         Total shareholder's equity......................    1,100.9      912.1
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,831.4  $18,172.8
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      2001     2000    1999
 -------------                                    --------  ------  ------
 COMMON STOCK...................................  $    2.5  $  2.5  $  2.5
                                                  --------  ------  ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     423.7   423.7   407.9
     Capital contribution by parent.............     130.0    --      15.8
                                                  --------  ------  ------
     Balance at end of period...................     553.7   423.7   423.7
                                                  --------  ------  ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized appreciation (depreciation)
       on investments:
     Balance at beginning of period.............       4.7    (2.6)   24.1
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........      (2.4)   11.2   (41.1)
         Benefit (provision) for deferred
           federal income taxes.................       0.9    (3.9)   14.4
                                                  --------  ------  ------
                                                      (1.5)    7.3   (26.7)
                                                  --------  ------  ------
     Balance at end of period...................       3.2     4.7    (2.6)
                                                  --------  ------  ------
     Minimum pension liability:
     Balance at beginning of period
     Increase (decrease) during the period:.....     --       --      --
         Increase in minimum pension
           liability............................     (20.8)   --      --
         Benefit for deferred federal income
           taxes................................       7.2    --      --
                                                  --------  ------  ------
                                                     (13.6)   --      --
                                                  --------  ------  ------
     Balance at end of period...................     (13.6)   --      --
                                                  --------  ------  ------
     Total accumulated other comprehensive
       (loss) income............................     (10.4)    4.7    (2.6)
                                                  --------  ------  ------
 RETAINED EARNINGS
     Balance at beginning of period.............     481.2   361.7   275.4
     Net income.................................      73.9   119.5    86.3
                                                  --------  ------  ------
     Balance at end of period...................     555.1   481.2   361.7
                                                  --------  ------  ------
         Total shareholder's equity.............  $1,100.9  $912.1  $785.3
                                                  ========  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2001    2000    1999
 -------------                                 ------  ------  ------
 Net income..................................  $ 73.9  $119.5  $ 86.3
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (2.4)   11.2   (41.1)
     Increase in minimum pension liability...   (20.8)   --      --
     Benefit (provision) for deferred federal
       income taxes..........................     8.1    (3.9)   14.4
                                               ------  ------  ------
     Other comprehensive (loss) income.......   (15.1)    7.3   (26.7)
                                               ------  ------  ------
     Comprehensive income....................  $ 58.8  $126.8  $ 59.6
                                               ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                    2001      2000     1999
 -------------                                 ----------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    73.9   $ 119.5  $  86.3
   Adjustments to reconcile net income to net
     cash used in operating activities:
         Net realized losses/(gains).........        5.9      15.2      8.7
         Net amortization and depreciation...       (2.8)     (3.8)    (2.3)
         Deferred federal income taxes.......       40.1      69.7     30.5
         Change in deferred acquisition
           costs.............................     (167.0)   (207.0)  (169.7)
         Change in reinsurance premiums
           payable...........................        2.4      (1.2)   (31.5)
         Change in accrued investment
           income............................       (6.5)      2.3     (2.5)
         Change in policy liabilities and
           accruals, net.....................      624.8     (86.8)    (8.4)
         Change in reinsurance receivable....      (22.2)      7.0     20.7
         Change in expenses and taxes
           payable...........................      (44.7)    (78.7)    64.1
         Other, net..........................      (24.3)    --       (14.8)
                                               ---------   -------  -------
             Net cash (used in) provided by
               operating activities..........      479.6    (163.8)   (18.9)
                                               ---------   -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................      543.3     512.4    330.9
     Proceeds from disposals of equity
       securities............................       14.8       1.0     30.9
     Proceeds from disposals of other
       investments...........................        9.3      15.6      0.8
     Proceeds from mortgages sold, matured or
       collected.............................      111.7      49.7     30.5
     Purchase of available-for-sale fixed
       maturities............................   (1,104.0)   (437.3)  (415.5)
     Purchase of equity securities...........      (10.3)    (16.0)   (20.2)
     Purchase of other investments...........       (3.2)    (45.9)   (44.1)
     Other investing activities, net.........       (7.6)      2.2      2.0
                                               ---------   -------  -------
         Net cash provided by (used in)
           investing activities..............     (446.0)     81.7    (84.7)
                                               ---------   -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     --         --        14.6
     Proceeds from issuance of stock and
       capital paid in.......................        8.5     --         4.0
                                               ---------   -------  -------
         Net cash provided by financing
           activities........................        8.5     --        18.6
                                               ---------   -------  -------
 Net change in cash and cash equivalents.....       42.1     (82.1)   (85.0)
 Cash and cash equivalents, beginning of
  period.....................................       50.8     132.9    217.9
                                               ---------   -------  -------
 Cash and cash equivalents, end of period....  $    92.9   $  50.8  $ 132.9
                                               =========   =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $  --       $ --     $ --
     Income taxes (received) paid............  $   (11.1)  $  (5.6) $   4.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management, Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2001, December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $96.9 million, $89.7 million and $35.5 million, respectively, and total benefits, losses and expenses of $76.2 million, $62.0 million and $24.4 million, respectively. All significant inter-company accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency Inc. of Florida, Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

AFLIAC's operations primarily include the production, sale and administration of variable annuities and variable universal life as well as brokerage and non-institutional investment advisory services. Also, the Company is a Registered Investment Advisor providing investment advisory services, primarily to affiliates and to third parties, such as money market and other fixed income clients.

The statutory stockholders' equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2001, there was one property in the Company's investment portfolio which was acquired upon the foreclosure of a mortgage loan. The asset is being carried at the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal. As of December 31, 2000, there were no real estate properties in the Company's investment portfolio.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the reserves for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3.5% to 9.5% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest that provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premium. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. Prior to 2001, the federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis. During 2001, a new Consolidated Income Tax Agreement was entered into effective for the tax year ending December 31, 2001. Based on the new Agreement, the income tax liability is calculated on a separate return basis, except that benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2001, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement is effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. Certain provisions of this statement are also applicable for goodwill and other intangible assets acquired after June 30, 2001, but prior to adoption of this statement. The adoption of Statement No. 142 did not have a material impact on its financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards
No. 141, BUSINESS COMBINATIONS ("Statement No. 141"), which requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting. It further specifies the criteria that intangible assets must meet in order to be recognized and reported apart from goodwill. The implementation of Statement No. 141 is not expected to have a material effect on the Company's financial statements.

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

In April 2001, the Company's parent, FAFLIC, contributed capital of $100.0 million consisting of approximately $91.5 of fixed maturity securities and $8.5 million of cash. In December 2001, an additional contribution of $30.0 million was declared, and paid in 2002.

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2001
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency Securities.......  $   10.6     $ 0.7       $--       $   11.3
States and political subdivisions.......       2.5       0.2       --             2.7
Foreign governments.....................      10.7       0.8       --            11.5
Corporate fixed maturities..............   1,624.0      40.9        40.2      1,624.7
Mortgage-backed securities..............     346.6       6.8         1.7        351.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,994.4     $49.4       $41.9     $2,001.9
                                          ========     =====       =====     ========
Equity securities.......................  $   42.3     $ 1.5       $ 8.5     $   35.3
                                          ========     =====       =====     ========

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency Securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2001, the amortized cost and market value of these assets on deposit in New York were $180.0 million and $182.9 million, respectively. At December 31, 2000, the amortized cost and market value of assets on deposit were $186.7 million and $189.8 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2001 and 2000, respectively.

There were no contractual fixed maturity investment commitments at December 31, 2001.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2001
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $  249.1   $  251.5
Due after one year through five years.......................     540.5      554.9
Due after five years through ten years......................     752.3      748.7
Due after ten years.........................................     452.5      446.8
                                                              --------   --------
Total.......................................................  $1,994.4   $2,001.9
                                                              ========   ========

B.  MORTGAGE LOANS AND REAL ESTATE

At December 31, 2001 there were no mortgage loans in the Company's investment portfolio. At December 31, 2000, the Company's mortgage loans were diversified by property type and location. Mortgage loans were collateralized by the related properties and generally were no more than 75% of the property's value at the time the original loan was made. The carrying value of mortgage loans, net of applicable reserves, was $200.1 million at December 31, 2000. Reserves for mortgage loans were $1.7 million at December 31, 2000. During 2001, the Company received proceeds of $188.4 million as a result of the sale of $180.4 million of its mortgage loan portfolio. Of this, proceeds of $98.8 million resulted from the sale of $96.3 million of mortgage loans to the Company's affiliates, for consideration of $96.4 million in fixed maturity securities and $2.4 million in cash.

At December 31, 2001 there was one real estate property in the Company's investment portfolio. The Company did not hold any real estate investments in 2000. The real estate at December 31, 2001, which had a carrying value of $1.9 million, was acquired through the foreclosure of a mortgage loan and represents non-cash investing activity in 2001. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000 and 1999.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2001.

Mortgage loan investments for 2000 comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000
-------------                                                 ------
Property type:
  Office building...........................................  $116.7
  Industrial/warehouse......................................    52.8
  Retail....................................................    21.6
  Residential...............................................     7.8
  Other.....................................................     2.9
  Reserves..................................................    (1.7)
                                                              ------
Total.......................................................  $200.1
                                                              ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000
-------------                                                 ------
Geographic region:
  Pacific...................................................  $ 77.6
  South Atlantic............................................    58.4
  East North Central........................................    28.6
  Middle Atlantic...........................................    13.2
  New England...............................................    13.0
  West South Central........................................     1.8
  Other.....................................................     9.2
  Reserves..................................................    (1.7)
                                                              ------
Total.......................................................  $200.1
                                                              ======

During 2001, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

There were no mortgage loan investment reserves at December 31, 2001. As of December 31, 2000, the mortgage loan investment reserves were $1.7 million, which was deducted in arriving at investment carrying values as presented in the 2000 Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2001. The carrying value of impaired loans was $3.4 million, with related reserves of $0.4 million, as of December 31, 2000. All impaired loans were reserved for as of December 31, 2000. The four year rolling average carrying value of impaired loans was $2.2 million, $8.2 million and $14.3 million at December 31, 2001, 2000, and 1999, respectively. Related interest income while such loans were impaired was $1.0 million and $1.5 million at December 31, 2000 and 1999, respectively. There was no interest received in 2001 related to impaired loans at December 31, 2001.

C.  UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2001
Net appreciation, beginning of year.........................    $  2.0          2.7         4.7
                                                                ------        -----      ------
Net depreciation on available-for-sale securities...........      (2.0)        (2.3)       (4.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       1.9       --             1.9
(Provision) benefit from deferred federal income taxes......       0.1          0.8         0.9
                                                                ------        -----      ------
                                                                 --            (1.5)       (1.5)
                                                                ------        -----      ------
Net appreciation, end of year...............................    $  2.0          1.2         3.2
                                                                ======        =====      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net (depreciation) appreciation, beginning of year..........    $(10.4)       $ 7.8      $ (2.6)
                                                                ------        -----      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------        -----      ------
                                                                  12.4         (5.1)        7.3
                                                                ------        -----      ------
Net appreciation, end of year...............................    $  2.0        $ 2.7      $  4.7
                                                                ======        =====      ======

1999
Net appreciation, beginning of year.........................    $ 16.2        $ 7.9      $ 24.1
                                                                ------        -----      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------        -----      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------        -----      ------
Net (depreciation) appreciation, end of year................    $(10.4)       $ 7.8      $ (2.6)
                                                                ======        =====      ======

(1) Includes net (depreciation) appreciation on other investments of $(0.7) million, $4.9 million and $(3.1) million in 2001, 2000 and 1999 respectively.

D.  OTHER

At December 31, 2001 and 2000, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $114.1  $103.8  $107.2
Mortgage loans..............................................    13.9    17.2    19.0
Equity securities...........................................     1.3     1.0     0.4
Policy loans................................................    15.1    14.0    12.4
Other long-term investments.................................     8.3     2.8     4.0
Short-term investments......................................     9.3     3.3     9.5
                                                              ------  ------  ------
    Gross investment income.................................   162.0   142.1   152.5
Less investment expenses....................................    (1.6)   (1.7)   (2.3)
                                                              ------  ------  ------
    Net investment income...................................  $160.4  $140.4  $150.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company had fixed maturities with a carrying value of $0.7 million and $0.2 million on non-accrual status at December 31, 2001 and 2000, respectively. There were no mortgage loans on non-accrual status at December 31, 2001 and 2000. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.8 million, $0.2 million and $1.2 million in 2001, 2000 and 1999, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured or modified loans as of December 31, 2001. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million at December 31, 2000. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million in 2000 and 1999. Actual interest income on these loans included in net investment income aggregated $1.0 million and $1.1 million in 2000 and 1999, respectively.

There were no mortgage loans which were non-income producing at December 31, 2001 and 2000. There were, however, fixed maturities with a carrying value of $0.4 million and $0.2 million at December 31, 2001 and 2000, respectively, which were non-income producing during 2001 and 2000.

Included in other long-term investments is income from limited partnerships of $0.5 million, $1.9 million and $0.9 million in 2001, 2000 and 1999, respectively.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Fixed maturities............................................  $(18.6) $(20.5) $(18.8)
Mortgage loans..............................................     8.0     0.7     0.8
Equity securities...........................................     5.6     0.9     8.5
Other long-term investments.................................    (0.9)    3.7     0.8
                                                              ------  ------  ------
Net realized investment losses..............................  $ (5.9) $(15.2) $ (8.7)
                                                              ======  ======  ======

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2001
Fixed maturities............................................     $287.0      $13.7  $ 6.3
Equity securities...........................................     $ 14.8      $ 5.6  $--
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company recognized losses of $25.1 million, $3.6 million and $17.5 million in 2001, 2000 and 1999, respectively, related to other-than-temporary impairments on fixed maturities and other securities.

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(5.5) million, $(2.9) million and $(18.0)
 million in 2001, 2000 and 1999, respectively)..............  $(10.0) $ (5.4) $(33.4)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(4.6) million,
 $(6.9) million and $(3.6) million in 2001, 2000 and 1999,
 respectively)..............................................  $ (8.5)  (12.7)   (6.7)
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $ (1.5) $  7.3  $(26.7)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     2001                 2000
                                                              -------------------  -------------------
DECEMBER 31,                                                  CARRYING     FAIR    CARRYING     FAIR
(IN MILLIONS)                                                   VALUE     VALUE      VALUE     VALUE
-------------                                                 ---------  --------  ---------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   92.9   $   92.9  $   50.8   $   50.8
  Fixed maturities..........................................   2,001.9    2,001.9   1,270.0    1,270.0
  Equity securities.........................................      35.3       35.3      35.8       35.8
  Mortgage loans............................................     --         --        200.1      208.5
  Policy loans..............................................     192.7      192.7     185.4      185.4
                                                              --------   --------  --------   --------
                                                              $2,322.8   $2,322.8  $1,742.1   $1,750.5
                                                              ========   ========  ========   ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,532.6   $1,523.0  $  978.3   $  946.2
  Supplemental contracts without life contingencies.........      35.8       35.8      19.9       19.9
  Other individual contract deposit funds...................      30.8       30.9      23.8       23.8
                                                              --------   --------  --------   --------
                                                              $1,599.2   $1,589.7  $1,022.0   $  989.9
                                                              ========   ========  ========   ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000   1999
-------------                                                 ------  ------  -----
Federal income tax expense
  Current...................................................  $(12.3) $(36.7) $15.5
  Deferred..................................................    40.1    69.7   30.5
                                                              ------  ------  -----
Total.......................................................  $ 27.8  $ 33.0  $46.0
                                                              ======  ======  =====

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 2001    2000   1999
-------------                                                 -----  ------  -----
Expected federal income tax expense.........................  $35.6  $ 53.4  $46.3
  Dividend received deduction...............................   (7.3)   (6.9)  --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   --     (13.3)  --
  Other, net................................................   (0.5)   (0.2)  (0.3)
                                                              -----  ------  -----
Federal income tax expense..................................  $27.8  $ 33.0  $46.0
                                                              =====  ======  =====

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2001     2000
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(170.4) $(227.2)
  Tax credit carryforwards..................................    (11.5)    (2.8)
  Deferred acquisition costs................................    428.2    398.3
  Investments, net..........................................     (1.2)     2.1
  Litigation reserves.......................................     (0.6)    (6.5)
  Loss carryforwards........................................    (51.0)    (8.0)
  Other, net................................................      7.0     12.6
                                                              -------  -------
Deferred tax liability, net.................................  $ 200.5  $ 168.5
                                                              =======  =======

Gross deferred income tax liabilities totaled $506.6 million and $423.6 million at December 31, 2001 and 2000, respectively. Gross deferred income tax assets totaled $306.1 million and $255.1 million at December 31, 2001 and 2000, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 2001, there are available alternative minimum tax credit carryforwards and foreign tax credit recoverable of $4.7 million and $6.1 million, respectively. The alternative minimum tax credit carryforwards have no expiration date and the foreign tax credit expiring in 2002 will be carried back to 1995 and 1996. Also, at December 31, 2001, the Company has net operating loss carryforwards of $145.7 million expiring in 2015.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, that amounted to $217.7 million, $183.9 million and $173.9 million in 2001, 2000 and 1999 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $18.5 million and $16.6 million at December 31, 2001 and 2000, respectively.

In accordance with the above agreement, AFLIAC has recorded a $20.8 million minimum pension liability as of December 31, 2001.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2001, 2000 or 1999. During 2002, AFLIAC could pay dividends of $19.5 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement
No. 113").

The Company reinsures 100% of certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2001    2000    1999
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 35.6  $ 38.1  $ 41.3
  Assumed...................................................    --      --      --
  Ceded.....................................................   (35.4)  (38.0)  (40.8)
                                                              ------  ------  ------
Net premiums................................................  $  0.2  $  0.1  $  0.5
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses :
  Direct....................................................  $246.8  $191.6  $212.6
  Assumed...................................................    --      --      --
  Ceded.....................................................   (45.6)  (21.5)  (37.0)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $201.2  $170.1  $175.6
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2001      2000      1999
-------------                                                 --------  --------  --------
Balance at beginning of year................................  $1,344.2  $1,156.4  $  950.5
  Acquisition expenses deferred.............................     262.8     277.5     219.5
  Amortized to expense during the year......................     (68.8)    (70.5)    (49.8)
  Adjustment for commission buyout program..................     (29.2)    --        --
  Adjustment to equity during the year......................       2.2     (19.2)     36.2
                                                              --------  --------  --------
Balance at end of year......................................  $1,511.2  $1,344.2  $1,156.4
                                                              ========  ========  ========

During the first quarter of 2001, the Company implemented an in-force trail commission program on certain annuity business previously written by qualifying agents. This program provided for the election of a trail commission on in-force business in exchange for the buyout of deferred commissions.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $244.2 million and $239.2 million at December 31, 2001 and 2000. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. In the second quarter of 2001, the Company recognized a pre-tax benefit of $5.2 million resulting from the refinement of cost estimates. Although the Company believes that it has appropriately recognized its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because on a statutory accounting basis policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Effective January 1, 2001 the Company adopted the National Association of Insurance Commissioners' uniform statutory accounting principles, or Codification, in accordance with requirements prescribed by the state of Delaware. A cumulative effect of the change in accounting principle resulted from the adoption of Codification and was reflected as an adjustment to surplus in 2001. This adjustment represents the difference between total capital and surplus as of January 1, 2001 and the amount that total capital and surplus would have been had the accounting principles been applied retroactively for all periods. As of January 1, 2001, the Company recorded a cumulative effect adjustment of $22.2 million. Included in this total adjustment is an increase in surplus of $22.5 million related to the establishment of deferred tax assets and a decrease in surplus of $0.3 million related to non-admitted assets. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2001     2000    1999
-------------                                                 -------  ------  ------
Statutory net income........................................  $(170.7) $(40.3) $  5.0
Statutory shareholder's surplus.............................  $ 194.9  $282.1  $342.7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 28, 2002

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                                AIT                    AIT SELECT   AIT SELECT   AIT SELECT
                                      AIT          AIT       GOVERNMENT      AIT       AGGRESSIVE    CAPITAL      EMERGING
                                  CORE EQUITY  EQUITY INDEX     BOND     MONEY MARKET    GROWTH    APPRECIATION   MARKETS
                                  -----------  ------------  ----------  ------------  ----------  ------------  ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $2,679,423    $8,012,552   $  35,063    $7,769,921   $1,376,514   $1,905,692   $  71,216
Investments in shares of AIM
  Variable Insurance Funds......          --            --          --            --          --            --          --
Investment in shares of The
  Alger American Fund...........          --            --          --            --          --            --          --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............          --            --          --            --          --            --          --
Investments in shares of
  Delaware Group Premium Fund...          --            --          --            --          --            --          --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund.................          --            --          --            --          --            --          --
Investment in shares of Fidelity
  Variable Insurance Products
  Fund II.......................          --            --          --            --          --            --          --
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust......          --            --          --            --          --            --          --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................          --            --          --            --          --            --          --
Investments in shares of The
  Universal Institutional
  Funds, Inc....................          --            --          --            --          --            --          --
                                  ----------    ----------   ---------    ----------   ----------   ----------   ---------
  Total assets..................   2,679,423     8,012,552      35,063     7,769,921   1,376,514     1,905,692      71,216
LIABILITIES:                              --            --          --            --          --            --          --
                                  ----------    ----------   ---------    ----------   ----------   ----------   ---------
  Net assets....................  $2,679,423    $8,012,552   $  35,063    $7,769,921   $1,376,514   $1,905,692   $  71,216
                                  ==========    ==========   =========    ==========   ==========   ==========   =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $2,679,423    $8,012,552   $  35,063    $7,769,921   $1,376,514   $1,905,692   $  71,216
                                  ==========    ==========   =========    ==========   ==========   ==========   =========
Units outstanding, December 31,
  2001..........................   1,283,483     3,303,782      22,906     5,499,680     865,818       729,916      74,136
Net asset value per unit,
  December 31, 2001.............  $ 2.087598    $ 2.425229   $1.530647    $ 1.412830   $1.589853    $ 2.610836   $0.960633

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                             AIT SELECT                AIT SELECT     AIT SELECT                       AIT SELECT
                               GROWTH    AIT SELECT   INTERNATIONAL   INVESTMENT      AIT SELECT         VALUE         AIM V.I.
                             AND INCOME    GROWTH        EQUITY      GRADE INCOME  STRATEGIC GROWTH   OPPORTUNITY       GROWTH
                             ----------  -----------  -------------  ------------  ----------------  --------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust....................  $1,403,016  $28,169,665   $6,174,878    $85,114,027      $   3,903       $29,923,673     $      --
Investments in shares of
  AIM Variable Insurance
  Funds....................         --            --           --             --             --                --        23,548
Investment in shares of The
  Alger American Fund......         --            --           --             --             --                --            --
Investments in shares of
  Alliance Variable
  Products
  Series Fund, Inc.........         --            --           --             --             --                --            --
Investments in shares of
  Delaware Group Premium
  Fund.....................         --            --           --             --             --                --            --
Investments in shares of
  Fidelity Variable
  Insurance Products
  Fund.....................         --            --           --             --             --                --            --
Investment in shares of
  Fidelity Variable
  Insurance Products Fund
  II.......................         --            --           --             --             --                --            --
Investments in shares of
  Franklin Templeton
  Variable Insurance
  Products Trust...........         --            --           --             --             --                --            --
Investment in shares of T.
  Rowe Price International
  Series, Inc..............         --            --           --             --             --                --            --
Investments in shares of
  The Universal
  Institutional
  Funds, Inc...............         --            --           --             --             --                --            --
                             ----------  -----------   ----------    -----------      ---------       -----------     ---------
  Total assets.............  1,403,016    28,169,665    6,174,878     85,114,027          3,903        29,923,673        23,548
LIABILITIES:                        --            --           --             --             --                --            --
                             ----------  -----------   ----------    -----------      ---------       -----------     ---------
  Net assets...............  $1,403,016  $28,169,665   $6,174,878    $85,114,027      $   3,903       $29,923,673     $  23,548
                             ==========  ===========   ==========    ===========      =========       ===========     =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies...  $1,403,016  $28,169,665   $6,174,878    $85,114,027      $   3,903       $29,923,673     $  23,548
                             ==========  ===========   ==========    ===========      =========       ===========     =========
Units outstanding,
  December 31, 2001........    720,891    13,418,788    3,905,354     53,205,346          7,443        11,481,897        47,398
Net asset value per unit,
  December 31, 2001........  $1.946233   $  2.099267   $ 1.581128    $  1.599723      $0.524348       $  2.606140     $0.496820

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                               ALGER AMERICAN      ALLIANCE
                                  AIM V.I.    ALGER AMERICAN       SMALL          GROWTH AND            ALLIANCE
                                    VALUE    LEVERAGED ALLCAP  CAPITALIZATION   INCOME CLASS B     TECHNOLOGY CLASS B
                                  ---------  ----------------  --------------  -----------------  ---------------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $      --     $      --        $      --         $      --            $      --
Investments in shares of AIM
  Variable Insurance Funds......     31,911            --               --                --                   --
Investment in shares of The
  Alger American Fund...........         --         1,413            8,236                --                   --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --            --               --             5,204                3,946
Investments in shares of
  Delaware Group Premium Fund...         --            --               --                --                   --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund.................         --            --               --                --                   --
Investment in shares of Fidelity
  Variable Insurance Products
  Fund II.......................         --            --               --                --                   --
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust......         --            --               --                --                   --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --            --               --                --                   --
Investments in shares of The
  Universal Institutional
  Funds, Inc....................         --            --               --                --                   --
                                  ---------     ---------        ---------         ---------            ---------
  Total assets..................     31,911         1,413            8,236             5,204                3,946
LIABILITIES:                             --            --               --                --                   --
                                  ---------     ---------        ---------         ---------            ---------
  Net assets....................  $  31,911     $   1,413        $   8,236         $   5,204            $   3,946
                                  =========     =========        =========         =========            =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $  31,911     $   1,413        $   8,236         $   5,204            $   3,946
                                  =========     =========        =========         =========            =========
Units outstanding, December 31,
  2001..........................     43,513         1,674           15,016             5,128                7,741
Net asset value per unit,
  December 31, 2001.............  $0.733371     $0.843717        $0.548435         $1.014820            $0.509836


                                       DGPF       DGPF CAPITAL
                                     BALANCED       RESERVES
                                  --------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....    $      --      $      --
Investments in shares of AIM
  Variable Insurance Funds......           --             --
Investment in shares of The
  Alger American Fund...........           --             --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............           --             --
Investments in shares of
  Delaware Group Premium Fund...        7,610            287
Investments in shares of
  Fidelity Variable Insurance
  Products Fund.................           --             --
Investment in shares of Fidelity
  Variable Insurance Products
  Fund II.......................           --             --
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust......           --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................           --             --
Investments in shares of The
  Universal Institutional
  Funds, Inc....................           --             --
                                    ---------      ---------
  Total assets..................        7,610            287
LIABILITIES:                               --             --
                                    ---------      ---------
  Net assets....................    $   7,610      $     287
                                    =========      =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........    $   7,610      $     287
                                    =========      =========
Units outstanding, December 31,
  2001..........................        7,834            247
Net asset value per unit,
  December 31, 2001.............    $0.971443      $1.160350

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                                                              DGPF
                                              DGPF             DGPF         DGPF GROWTH   INTERNATIONAL                 DGPF
                            DGPF DEVON  EMERGING MARKETS  GROWTH & INCOME  OPPORTUNITIES     EQUITY      DGPF REIT  SELECT GROWTH
                            ----------  ----------------  ---------------  -------------  -------------  ---------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment
  Trust...................  $      --      $      --         $      --       $      --     $        --   $     --     $      --
Investments in shares of
  AIM Variable Insurance
  Funds...................         --             --                --              --              --         --            --
Investment in shares of
  The Alger American
  Fund....................         --             --                --              --              --         --            --
Investments in shares of
  Alliance Variable
  Products
  Series Fund, Inc........         --             --                --              --              --         --            --
Investments in shares of
  Delaware Group Premium
  Fund....................     27,002          2,404            72,912          25,646      31,748,046      1,544        70,397
Investments in shares of
  Fidelity Variable
  Insurance Products
  Fund....................         --             --                --              --              --         --            --
Investment in shares of
  Fidelity Variable
  Insurance Products Fund
  II......................         --             --                --              --              --         --            --
Investments in shares of
  Franklin Templeton
  Variable Insurance
  Products Trust..........         --             --                --              --              --         --            --
Investment in shares of T.
  Rowe Price International
  Series, Inc.............         --             --                --              --              --         --            --
Investments in shares of
  The Universal
  Institutional
  Funds, Inc..............         --             --                --              --              --         --            --
                            ---------      ---------         ---------       ---------     -----------   ---------    ---------
  Total assets............     27,002          2,404            72,912          25,646      31,748,046      1,544        70,397
LIABILITIES:                       --             --                --              --              --         --            --
                            ---------      ---------         ---------       ---------     -----------   ---------    ---------
  Net assets..............  $  27,002      $   2,404         $  72,912       $  25,646     $31,748,046   $  1,544     $  70,397
                            =========      =========         =========       =========     ===========   =========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life
    policies..............  $  27,002      $   2,404         $  72,912       $  25,646     $31,748,046   $  1,544     $  70,397
                            =========      =========         =========       =========     ===========   =========    =========
Units outstanding,
  December 31, 2001.......     29,392          3,056            64,866          43,635      24,315,640      1,304       142,706
Net asset value per unit,
  December 31, 2001.......  $0.918682      $0.786457         $1.124033       $0.587748     $  1.305660   $1.184347    $0.493309

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                  DGPF SMALL  DGPF SOCIAL              DGPF U.S.  FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                  CAP VALUE    AWARENESS   DGPF TREND   GROWTH    EQUITY-INCOME     GROWTH     HIGH INCOME
                                  ----------  -----------  ----------  ---------  -------------  ------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $      --    $      --   $      --   $     --     $      --     $       --    $      --
Investments in shares of AIM
  Variable Insurance Funds......         --           --          --         --            --             --           --
Investment in shares of The
  Alger American Fund...........         --           --          --         --            --             --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............         --           --          --         --            --             --           --
Investments in shares of
  Delaware Group Premium Fund...      4,979        8,462      53,197      9,862            --             --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund.................         --           --          --         --       458,277      2,496,278      239,420
Investment in shares of Fidelity
  Variable Insurance Products
  Fund II.......................         --           --          --         --            --             --           --
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust......         --           --          --         --            --             --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................         --           --          --         --            --             --           --
Investments in shares of The
  Universal Institutional
  Funds, Inc....................         --           --          --         --            --             --           --
                                  ---------    ---------   ---------   ---------    ---------     ----------    ---------
  Total assets..................      4,979        8,462      53,197      9,862       458,277      2,496,278      239,420
LIABILITIES:                             --           --          --         --            --             --           --
                                  ---------    ---------   ---------   ---------    ---------     ----------    ---------
  Net assets....................  $   4,979    $   8,462   $  53,197   $  9,862     $ 458,277     $2,496,278    $ 239,420
                                  =========    =========   =========   =========    =========     ==========    =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $   4,979    $   8,462   $  53,197   $  9,862     $ 458,277     $2,496,278    $ 239,420
                                  =========    =========   =========   =========    =========     ==========    =========
Units outstanding, December 31,
  2001..........................      3,443       10,681      87,986     14,267       213,315      1,007,116      227,906
Net asset value per unit,
  December 31, 2001.............  $1.445933    $0.792210   $0.604613   $0.691237    $2.148336     $ 2.478639    $1.050535

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2001

                                                                                                      FT VIP         T. ROWE
                                                                                                     TEMPLETON        PRICE
                                  FIDELITY VIP  FIDELITY VIP II  FIDELITY VIP II  FIDELITY VIP II  INTERNATIONAL  INTERNATIONAL
                                    OVERSEAS     ASSET MANAGER     CONTRAFUND        INDEX 500      SECURITIES        STOCK
                                  ------------  ---------------  ---------------  ---------------  -------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....   $      --       $       --       $      --       $        --      $      --      $      --
Investments in shares of AIM
  Variable Insurance Funds......          --               --              --                --             --             --
Investment in shares of The
  Alger American Fund...........          --               --              --                --             --             --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............          --               --              --                --             --             --
Investments in shares of
  Delaware Group Premium Fund...          --               --              --                --             --             --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund.................     116,756               --              --                --             --             --
Investment in shares of Fidelity
  Variable Insurance Products
  Fund II.......................          --        1,286,931             855        50,318,963             --             --
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust......          --               --              --                --         28,605             --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................          --               --              --                --             --        682,282
Investments in shares of The
  Universal Institutional
  Funds, Inc....................          --               --              --                --             --             --
                                   ---------       ----------       ---------       -----------      ---------      ---------
  Total assets..................     116,756        1,286,931             855        50,318,963         28,605        682,282
LIABILITIES:                              --               --              --                --             --             --
                                   ---------       ----------       ---------       -----------      ---------      ---------
  Net assets....................   $ 116,756       $1,286,931       $     855       $50,318,963      $  28,605      $ 682,282
                                   =========       ==========       =========       ===========      =========      =========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........   $ 116,756       $1,286,931       $     855       $50,318,963      $  28,605      $ 682,282
                                   =========       ==========       =========       ===========      =========      =========
Units outstanding, December 31,
  2001..........................      83,845          703,099           1,030        54,855,608         34,830        601,180
Net asset value per unit,
  December 31, 2001.............   $1.392519       $ 1.830377       $0.827948       $  0.917299      $0.821278      $1.134896


                                      UIF          UIF
                                  FIXED INCOME  TECHNOLOGY
                                  ------------  ----------
ASSETS:
Investments in shares of
  Allmerica Investment Trust....  $        --   $       --
Investments in shares of AIM
  Variable Insurance Funds......           --           --
Investment in shares of The
  Alger American Fund...........           --           --
Investments in shares of
  Alliance Variable Products
  Series Fund, Inc..............           --           --
Investments in shares of
  Delaware Group Premium Fund...           --           --
Investments in shares of
  Fidelity Variable Insurance
  Products Fund.................           --           --
Investment in shares of Fidelity
  Variable Insurance Products
  Fund II.......................           --           --
Investments in shares of
  Franklin Templeton Variable
  Insurance Products Trust......           --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc...................           --           --
Investments in shares of The
  Universal Institutional
  Funds, Inc....................   25,629,452      442,833
                                  -----------   ----------
  Total assets..................   25,629,452      442,833
LIABILITIES:                               --           --
                                  -----------   ----------
  Net assets....................  $25,629,452   $  442,833
                                  ===========   ==========
NET ASSET DISTRIBUTION BY
  CATEGORY:
  Variable life policies........  $25,629,452   $  442,833
                                  ===========   ==========
Units outstanding, December 31,
  2001..........................   19,823,603    1,094,964
Net asset value per unit,
  December 31, 2001.............  $  1.292873   $ 0.404424

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                          AIT                                  AIT                             AIT
                                      CORE EQUITY                         EQUITY INDEX                   GOVERNMENT BOND
                                   FOR THE YEAR ENDED                  FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                      DECEMBER 31,                        DECEMBER 31,                    DECEMBER 31,
                           ----------------------------------  -----------------------------------  -------------------------
                              2001         2000        1999       2001        2000        1999        2001     2000     1999
                           -----------  -----------  --------  -----------  ---------  -----------  --------  -------  ------
INVESTMENT INCOME:
  Dividends..............  $    27,438  $    27,326  $ 23,481  $    80,564  $  35,868  $   130,745  $ 54,559  $53,362  $1,412
                           -----------  -----------  --------  -----------  ---------  -----------  --------  -------  ------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...    1,040,359      547,020   286,696      438,432    396,801        3,576        --       --      --
  Net realized gain
    (loss) from sales of
    investments..........     (742,379)      71,864    47,530     (168,314)    74,713   11,658,579    62,212    4,087    (153)
                           -----------  -----------  --------  -----------  ---------  -----------  --------  -------  ------
    Net realized gain
      (loss).............      297,980      618,884   334,226      270,118    471,514   11,662,155    62,212    4,087    (153)
  Net unrealized gain
    (loss)...............   (1,097,560)  (1,085,162)  456,438   (1,526,330)  (834,032)  (7,166,459)  (28,860)  30,721    (596)
                           -----------  -----------  --------  -----------  ---------  -----------  --------  -------  ------
    Net realized and
      unrealized gain
      (loss).............     (799,580)    (466,278)  790,664   (1,256,212)  (362,518)   4,495,696    33,352   34,808    (749)
                           -----------  -----------  --------  -----------  ---------  -----------  --------  -------  ------
    Net increase
      (decrease) in net
      assets from
      operations.........  $  (772,142) $  (438,952) $814,145  $(1,175,648) $(326,650) $ 4,626,441  $ 87,911  $88,170  $  663
                           ===========  ===========  ========  ===========  =========  ===========  ========  =======  ======

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                       AIT                           AIT                            AIT
                                  MONEY MARKET             SELECT AGGRESSIVE GROWTH     SELECT CAPITAL APPRECIATION
                               FOR THE YEAR ENDED             FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                  DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
                           ---------------------------  ------------------------------  ----------------------------
                             2001      2000     1999      2001       2000       1999      2001       2000     1999
                           --------  --------  -------  ---------  ---------  --------  ---------  --------  -------
INVESTMENT INCOME:
  Dividends..............  $288,260  $150,112  $63,607  $      --  $      --  $     --  $      --  $     --  $    --
                           --------  --------  -------  ---------  ---------  --------  ---------  --------  -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --        --       --    361,315    478,859        --    127,875    30,506      412
  Net realized gain
    (loss) from sales of
    investments..........        --        --       --   (243,409)  (246,423)   16,919    (22,353)   37,099       28
                           --------  --------  -------  ---------  ---------  --------  ---------  --------  -------
    Net realized gain
      (loss).............        --        --       --    117,906    232,436    16,919    105,522    67,605      440
  Net unrealized gain
    (loss)...............        --        --       --   (478,583)  (887,116)  356,020   (105,128)  (13,430)  74,213
                           --------  --------  -------  ---------  ---------  --------  ---------  --------  -------
    Net realized and
      unrealized gain
      (loss).............        --        --       --   (360,677)  (654,680)  372,939        394    54,175   74,653
                           --------  --------  -------  ---------  ---------  --------  ---------  --------  -------
    Net increase
      (decrease) in net
      assets from
      operations.........  $288,260  $150,112  $63,607  $(360,677) $(654,680) $372,939  $     394  $ 54,175  $74,653
                           ========  ========  =======  =========  =========  ========  =========  ========  =======

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                      AIT                           AIT                                AIT
                            SELECT EMERGING MARKETS      SELECT GROWTH AND INCOME                 SELECT GROWTH
                               FOR THE YEAR ENDED           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                  DECEMBER 31,                 DECEMBER 31,                       DECEMBER 31,
                           --------------------------  -----------------------------  -------------------------------------
                             2001      2000     1999     2001       2000      1999       2001         2000         1999
                           --------  --------  ------  ---------  ---------  -------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends..............  $     --  $    347  $  100  $   7,871  $  12,295  $ 3,501  $        --  $        --  $     8,328
                           --------  --------  ------  ---------  ---------  -------  -----------  -----------  -----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --     2,016      --         --    288,694   23,247    1,603,615    2,411,948      529,243
  Net realized gain
    (loss) from sales of
    investments..........   (20,863)  (40,699)     21   (174,618)   (18,593)   1,849     (185,545)     391,974      518,323
                           --------  --------  ------  ---------  ---------  -------  -----------  -----------  -----------
    Net realized gain
      (loss).............   (20,863)  (38,683)     21   (174,618)   270,101   25,096    1,418,070    2,803,922    1,047,566
  Net unrealized gain
    (loss)...............    13,715   (38,496)  5,716     (7,109)  (422,483)  22,927   (7,152,102)  (6,616,168)   3,239,541
                           --------  --------  ------  ---------  ---------  -------  -----------  -----------  -----------
    Net realized and
      unrealized gain
      (loss).............    (7,148)  (77,179)  5,737   (181,727)  (152,382)  48,023   (5,734,032)  (3,812,246)   4,287,107
                           --------  --------  ------  ---------  ---------  -------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........  $ (7,148) $(76,832) $5,837  $(173,856) $(140,087) $51,524  $(5,734,032) $(3,812,246) $ 4,295,435
                           ========  ========  ======  =========  =========  =======  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           AIT                                   AIT                            AIT
                               SELECT INTERNATIONAL EQUITY         SELECT INVESTMENT GRADE INCOME     SELECT STRATEGIC GROWTH
                                    FOR THE YEAR ENDED                   FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                       DECEMBER 31,                         DECEMBER 31,                    DECEMBER 31,
                           ------------------------------------  -----------------------------------  ------------------------
                              2001         2000         1999        2001        2000        1999        2001      2000    1999
                           -----------  -----------  ----------  ----------  ----------  -----------  --------  --------  ----
INVESTMENT INCOME:
  Dividends..............  $   104,038  $    31,722  $       --  $4,643,668  $2,442,398  $ 1,343,154  $     --  $      4  $ 40
                           -----------  -----------  ----------  ----------  ----------  -----------  --------  --------  ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...    1,210,609      216,644          --          --          --       18,099        --     3,599    --
  Net realized gain
    (loss) from sales of
    investments..........        1,583      188,926     803,256      78,286     (49,558)     (42,607)  (65,082)   (7,590)  (17)
                           -----------  -----------  ----------  ----------  ----------  -----------  --------  --------  ----
    Net realized gain
      (loss).............    1,212,192      405,570     803,256      78,286     (49,558)     (24,508)  (65,082)   (3,991)  (17)
  Net unrealized gain
    (loss)...............   (2,809,723)  (1,060,090)    900,525   1,094,146   1,324,362   (1,572,308)   45,178   (49,301)  918
                           -----------  -----------  ----------  ----------  ----------  -----------  --------  --------  ----
    Net realized and
      unrealized gain
      (loss).............   (1,597,531)    (654,520)  1,703,781   1,172,432   1,274,804   (1,596,816)  (19,904)  (53,292)  901
                           -----------  -----------  ----------  ----------  ----------  -----------  --------  --------  ----
    Net increase
      (decrease) in net
      assets from
      operations.........  $(1,493,493) $  (622,798) $1,703,781  $5,816,100  $3,717,202  $  (253,662) $(19,904) $(53,288) $941
                           ===========  ===========  ==========  ==========  ==========  ===========  ========  ========  ====

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           AIT                       AIM V.I. GROWTH              AIM V.I. VALUE
                                SELECT VALUE OPPORTUNITY
                                   FOR THE YEAR ENDED
                                      DECEMBER 31,               FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD
                           -----------------------------------  YEAR ENDED   6/14/00* TO    YEAR ENDED   8/22/00* TO
                              2001        2000        1999       12/31/01      12/31/00      12/31/01      12/31/00
                           ----------  ----------  -----------  ----------  --------------  ----------  --------------
INVESTMENT INCOME:
  Dividends..............  $  167,867  $   86,459  $       118   $    56       $      2      $    42       $    36
                           ----------  ----------  -----------   -------       --------      -------       -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...   2,835,315     225,949    1,173,968        --            852          642         1,247
  Net realized gain
    (loss) from sales of
    investments..........     849,240      58,502      (58,716)     (545)           (23)        (245)          (18)
                           ----------  ----------  -----------   -------       --------      -------       -------
    Net realized gain
      (loss).............   3,684,555     284,451    1,115,252      (545)           829          397         1,229
  Net unrealized gain
    (loss)...............    (242,875)  6,728,759   (2,332,303)   (8,478)       (10,072)      (4,077)       (6,701)
                           ----------  ----------  -----------   -------       --------      -------       -------
    Net realized and
      unrealized gain
      (loss).............   3,441,680   7,013,210   (1,217,051)   (9,023)        (9,243)      (3,680)       (5,472)
                           ----------  ----------  -----------   -------       --------      -------       -------
    Net increase
      (decrease) in net
      assets from
      operations.........  $3,609,547  $7,099,669  $(1,216,933)  $(8,967)      $ (9,241)     $(3,638)      $(5,436)
                           ==========  ==========  ===========   =======       ========      =======       =======


                            ALGER AMERICAN
                           LEVERAGED ALLCAP
                            FOR THE PERIOD
                              2/2/01* TO
                               12/31/01
                           ----------------
INVESTMENT INCOME:
  Dividends..............       $  --
                                -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...          51
  Net realized gain
    (loss) from sales of
    investments..........         (10)
                                -----
    Net realized gain
      (loss).............          41
  Net unrealized gain
    (loss)...............        (299)
                                -----
    Net realized and
      unrealized gain
      (loss).............        (258)
                                -----
    Net increase
      (decrease) in net
      assets from
      operations.........       $(258)
                                =====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                     ALGER
                                 AMERICAN SMALL           ALLIANCE GROWTH AND               ALLIANCE
                                 CAPITALIZATION              INCOME CLASS B            TECHNOLOGY CLASS B
                            FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD
                           YEAR ENDED   6/14/00* TO    YEAR ENDED    9/6/00* TO    YEAR ENDED   6/14/00* TO
                            12/31/01      12/31/00      12/31/01      12/31/00      12/31/01      12/31/00
                           ----------  --------------  ----------  --------------  ----------  --------------
INVESTMENT INCOME:
  Dividends..............    $   3         $  --         $  26          $ --         $  --         $  --
                             -----         -----         -----          ----         -----         -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       --            --           205            --           289            --
  Net realized gain
    (loss) from sales of
    investments..........      (51)           (3)            5            --           (39)           (1)
                             -----         -----         -----          ----         -----         -----
    Net realized gain
      (loss).............      (51)           (3)          210            --           250            (1)
  Net unrealized gain
    (loss)...............     (284)         (161)         (107)           45          (756)         (125)
                             -----         -----         -----          ----         -----         -----
    Net realized and
      unrealized gain
      (loss).............     (335)         (164)          103            45          (506)         (126)
                             -----         -----         -----          ----         -----         -----
    Net increase
      (decrease) in net
      assets from
      operations.........    $(332)        $(164)        $ 129          $ 45         $(506)        $(126)
                             =====         =====         =====          ====         =====         =====


                                 DGPF BALANCED
                            FOR THE    FOR THE PERIOD
                           YEAR ENDED    3/8/00* TO
                            12/31/01      12/31/00
                           ----------  --------------
INVESTMENT INCOME:
  Dividends..............    $ 129          $ 27
                             -----          ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       --             2
  Net realized gain
    (loss) from sales of
    investments..........      (69)           (3)
                             -----          ----
    Net realized gain
      (loss).............      (69)           (1)
  Net unrealized gain
    (loss)...............     (497)           45
                             -----          ----
    Net realized and
      unrealized gain
      (loss).............     (566)           44
                             -----          ----
    Net increase
      (decrease) in net
      assets from
      operations.........    $(437)         $ 71
                             =====          ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                             DGPF CAPITAL RESERVES         DGPF CASH RESERVE               DGPF DEVON
                            FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD
                           YEAR ENDED    4/3/00* TO    YEAR ENDED   4/28/00* TO    YEAR ENDED    3/8/00* TO
                            12/31/01      12/31/00      12/31/01      12/31/00      12/31/01      12/31/00
                           ----------  --------------  ----------  --------------  ----------  --------------
INVESTMENT INCOME:
  Dividends..............     $ 13          $  3          $  9         $3,131       $   174       $    --
                              ----          ----          ----         ------       -------       -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       --            --            --             --            --            --
  Net realized gain
    (loss) from sales of
    investments..........       --            --            --             --        (1,310)           (7)
                              ----          ----          ----         ------       -------       -------
    Net realized gain
      (loss).............       --            --            --             --        (1,310)           (7)
  Net unrealized gain
    (loss)...............        4             3            --             --        (1,347)       (2,888)
                              ----          ----          ----         ------       -------       -------
    Net realized and
      unrealized gain
      (loss).............        4             3            --             --        (2,657)       (2,895)
                              ----          ----          ----         ------       -------       -------
    Net increase
      (decrease) in net
      assets from
      operations.........     $ 17          $  6          $  9         $3,131       $(2,483)      $(2,895)
                              ====          ====          ====         ======       =======       =======

                             DGPF EMERGING MARKETS
                            FOR THE    FOR THE PERIOD
                           YEAR ENDED    3/8/00* TO
                            12/31/01      12/31/00
                           ----------  --------------
INVESTMENT INCOME:
  Dividends..............     $  4          $  2
                              ----          ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       --            --
  Net realized gain
    (loss) from sales of
    investments..........        7            (6)
                              ----          ----
    Net realized gain
      (loss).............        7            (6)
  Net unrealized gain
    (loss)...............       79           (53)
                              ----          ----
    Net realized and
      unrealized gain
      (loss).............       86           (59)
                              ----          ----
    Net increase
      (decrease) in net
      assets from
      operations.........     $ 90          $(57)
                              ====          ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                              DGPF GROWTH
                              DGPF GROWTH & INCOME           OPPORTUNITIES                   DGPF INTERNATIONAL EQUITY
                                                                                                FOR THE YEAR ENDED
                            FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD                  DECEMBER 31,
                           YEAR ENDED    5/4/00* TO    YEAR ENDED    3/8/00* TO    ---------------------------------------------
                            12/31/01      12/31/00      12/31/01      12/31/00          2001            2000           1999
                           ----------  --------------  ----------  --------------  --------------  --------------  -------------
INVESTMENT INCOME:
  Dividends..............  $      99       $  667       $    --       $    --       $   902,929     $   965,713     $  183,862
                           ---------       ------       -------       -------       -----------     -----------     ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --           --         4,038            14         2,706,712         791,646         13,428
  Net realized gain
    (loss) from sales of
    investments..........         14           99          (277)           58            60,620           4,583         20,862
                           ---------       ------       -------       -------       -----------     -----------     ----------
    Net realized gain
      (loss).............         14           99         3,761            72         2,767,332         796,229         34,290
  Net unrealized gain
    (loss)...............     (2,057)       5,206        (6,422)       (2,673)       (8,475,277)     (1,589,074)     2,827,542
                           ---------       ------       -------       -------       -----------     -----------     ----------
    Net realized and
      unrealized gain
      (loss).............     (2,043)       5,305        (2,661)       (2,601)       (5,707,945)       (792,845)     2,861,832
                           ---------       ------       -------       -------       -----------     -----------     ----------
    Net increase
      (decrease) in net
      assets from
      operations.........  $  (1,944)      $5,972       $(2,661)      $(2,601)      $(4,805,016)    $   172,868     $3,045,694
                           =========       ======       =======       =======       ===========     ===========     ==========


                                   DGPF REIT

                            FOR THE    FOR THE PERIOD
                           YEAR ENDED    7/6/00* TO
                            12/31/01      12/31/00
                           ----------  --------------
INVESTMENT INCOME:
  Dividends..............     $  9          $ --
                              ----          ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        2            --
  Net realized gain
    (loss) from sales of
    investments..........       14            --
                              ----          ----
    Net realized gain
      (loss).............       16            --
  Net unrealized gain
    (loss)...............      126             7
                              ----          ----
    Net realized and
      unrealized gain
      (loss).............      142             7
                              ----          ----
    Net increase
      (decrease) in net
      assets from
      operations.........     $151          $  7
                              ====          ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                               DGPF SELECT GROWTH         DGPF SMALL CAP VALUE       DGPF SOCIAL AWARENESS
                            FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD
                           YEAR ENDED    3/8/00* TO    YEAR ENDED    3/8/00* TO    YEAR ENDED    4/3/00* TO
                            12/31/01      12/31/00      12/31/01      12/31/00      12/31/01      12/31/00
                           ----------  --------------  ----------  --------------  ----------  --------------
INVESTMENT INCOME:
  Dividends..............   $     --      $     --        $ 30          $ --        $     9        $  --
                            --------      --------        ----          ----        -------        -----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --             3          --            --            356           --
  Net realized gain
    (loss) from sales of
    investments..........       (945)          (27)         26            --            (75)          (5)
                            --------      --------        ----          ----        -------        -----
    Net realized gain
      (loss).............       (945)          (24)         26            --            281           (5)
  Net unrealized gain
    (loss)...............    (14,681)      (19,661)        366            72         (1,146)        (593)
                            --------      --------        ----          ----        -------        -----
    Net realized and
      unrealized gain
      (loss).............    (15,626)      (19,685)        392            72           (865)        (598)
                            --------      --------        ----          ----        -------        -----
    Net increase
      (decrease) in net
      assets from
      operations.........   $(15,626)     $(19,685)       $422          $ 72        $  (856)       $(598)
                            ========      ========        ====          ====        =======        =====

                             DGPF STRATEGIC INCOME
                            FOR THE    FOR THE PERIOD
                           YEAR ENDED    6/8/00* TO
                            12/31/01      12/31/00
                           ----------  --------------
INVESTMENT INCOME:
  Dividends..............     $ 11          $ --
                              ----          ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...       --            --
  Net realized gain
    (loss) from sales of
    investments..........      (12)           --
                              ----          ----
    Net realized gain
      (loss).............      (12)           --
  Net unrealized gain
    (loss)...............       (2)            2
                              ----          ----
    Net realized and
      unrealized gain
      (loss).............      (14)            2
                              ----          ----
    Net increase
      (decrease) in net
      assets from
      operations.........     $ (3)         $  2
                              ====          ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                FIDELITY VIP
                                   DGPF TREND               DGPF U.S. GROWTH                   EQUITY-INCOME
                                                                                             FOR THE YEAR ENDED
                            FOR THE    FOR THE PERIOD   FOR THE    FOR THE PERIOD               DECEMBER 31,
                           YEAR ENDED    3/8/00* TO    YEAR ENDED   4/3/00** TO    --------------------------------------
                            12/31/01      12/31/00      12/31/01      12/31/00         2001         2000         1999
                           ----------  --------------  ----------  --------------  ------------  -----------  -----------
INVESTMENT INCOME:
  Dividends..............   $    --       $     --      $    56        $  --         $  6,764      $ 6,947      $ 2,402
                            -------       --------      -------        -----         --------      -------      -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        --              8           --           --           19,005       26,171        5,309
  Net realized gain
    (loss) from sales of
    investments..........      (177)          (139)      (1,148)           8            2,946       13,192        3,125
                            -------       --------      -------        -----         --------      -------      -------
    Net realized gain
      (loss).............      (177)          (131)      (1,148)           8           21,951       39,363        8,434
  Net unrealized gain
    (loss)...............    (6,415)        (9,934)      (1,170)        (661)         (49,906)      24,047         (277)
                            -------       --------      -------        -----         --------      -------      -------
    Net realized and
      unrealized gain
      (loss).............    (6,592)       (10,065)      (2,318)        (653)         (27,955)      63,410        8,157
                            -------       --------      -------        -----         --------      -------      -------
    Net increase
      (decrease) in net
      assets from
      operations.........   $(6,592)      $(10,065)     $(2,262)       $(653)        $(21,191)     $70,357      $10,559
                            =======       ========      =======        =====         ========      =======      =======


                                      FIDELITY VIP GROWTH
                                       FOR THE YEAR ENDED
                                          DECEMBER 31,
                           ------------------------------------------
                               2001           2000           1999
                           -------------  -------------  ------------
INVESTMENT INCOME:
  Dividends..............    $   1,943      $   2,189      $  2,233
                             ---------      ---------      --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...      182,626        217,791       140,400
  Net realized gain
    (loss) from sales of
    investments..........     (586,977)       (53,962)      114,230
                             ---------      ---------      --------
    Net realized gain
      (loss).............     (404,351)       163,829       254,630
  Net unrealized gain
    (loss)...............     (312,343)      (702,207)      242,219
                             ---------      ---------      --------
    Net realized and
      unrealized gain
      (loss).............     (716,694)      (538,378)      496,849
                             ---------      ---------      --------
    Net increase
      (decrease) in net
      assets from
      operations.........    $(714,751)     $(536,189)     $499,082
                             =========      =========      ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                              FIDELITY VIP HIGH INCOME         FIDELITY VIP OVERSEAS     FIDELITY VIP II ASSET MANAGER
                                 FOR THE YEAR ENDED             FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                    DECEMBER 31,                   DECEMBER 31,                  DECEMBER 31,
                           -------------------------------  ---------------------------  -----------------------------
                             2001       2000       1999       2001      2000     1999      2001       2000      1999
                           ---------  ---------  ---------  --------  --------  -------  ---------  ---------  -------
INVESTMENT INCOME:
  Dividends..............  $ 140,923  $  18,351  $   8,271  $  7,190  $  1,606  $ 1,054  $  57,283  $  29,783  $20,569
                           ---------  ---------  ---------  --------  --------  -------  ---------  ---------  -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --         --        309    11,365    10,112    1,699     21,481     70,166   26,054
  Net realized gain
    (loss) from sales of
    investments..........   (584,012)   (50,144)    (2,862)  (26,046)  (30,017)   1,721    (67,975)   (11,662)   1,785
                           ---------  ---------  ---------  --------  --------  -------  ---------  ---------  -------
    Net realized gain
      (loss).............   (584,012)   (50,144)    (2,553)  (14,681)  (19,905)   3,420    (46,494)    58,504   27,839
  Net unrealized gain
    (loss)...............    194,083   (259,016)     2,236   (24,514)  (43,113)  30,111    (72,766)  (141,712)  12,862
                           ---------  ---------  ---------  --------  --------  -------  ---------  ---------  -------
    Net realized and
      unrealized gain
      (loss).............   (389,929)  (309,160)      (317)  (39,195)  (63,018)  33,531   (119,260)   (83,208)  40,701
                           ---------  ---------  ---------  --------  --------  -------  ---------  ---------  -------
    Net increase
      (decrease) in net
      assets from
      operations.........  $(249,006) $(290,809) $   7,954  $(32,005) $(61,412) $34,585  $ (61,977) $ (53,425) $61,270
                           =========  =========  =========  ========  ========  =======  =========  =========  =======

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                FIDELITY VIP II INDEX 500                 FT VIP TEMPLETON
                           FIDELITY VIP II CONTRAFUND                                                 INTERNATIONAL SECURITIES
                                                            FOR THE YEAR ENDED
                            FOR THE    FOR THE PERIOD          DECEMBER 31,          FOR THE PERIOD   FOR THE    FOR THE PERIOD
                           YEAR ENDED   11/2/00* TO    ----------------------------    5/4/99* TO    YEAR ENDED   6/14/00* TO
                            12/31/01      12/31/00         2001           2000          12/31/99      12/31/01      12/31/00
                           ----------  --------------  -------------  -------------  --------------  ----------  --------------
INVESTMENT INCOME:
  Dividends..............     $  3        $     --      $   508,408    $   526,695     $       --     $    872      $    --
                              ----        --------      -----------    -----------     ----------     --------      -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...        9              --               --        230,232             --        6,861           --
  Net realized gain
    (loss) from sales of
    investments..........       --         (70,356)        (262,895)        95,425          1,274         (167)          (8)
                              ----        --------      -----------    -----------     ----------     --------      -------
    Net realized gain
      (loss).............        9         (70,356)        (262,895)       325,657          1,274        6,694           (8)
  Net unrealized gain
    (loss)...............      (45)             --       (6,014,732)    (5,728,597)     4,566,606      (12,851)      (1,079)
                              ----        --------      -----------    -----------     ----------     --------      -------
    Net realized and
      unrealized gain
      (loss).............      (36)        (70,356)      (6,277,627)    (5,402,940)     4,567,880       (6,157)      (1,087)
                              ----        --------      -----------    -----------     ----------     --------      -------
    Net increase
      (decrease) in net
      assets from
      operations.........     $(33)       $(70,356)     $(5,769,219)   $(4,876,245)    $4,567,880     $ (5,285)     $(1,087)
                              ====        ========      ===========    ===========     ==========     ========      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                           T. ROWE PRICE INTERNATIONAL STOCK           UIF FIXED INCOME                  UIF TECHNOLOGY
                                  FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                     DECEMBER 31,                        DECEMBER 31,               FOR THE    FOR THE PERIOD
                           ---------------------------------  -----------------------------------  YEAR ENDED   5/31/00* TO
                              2001        2000       1999        2001        2000        1999       12/31/01      12/31/00
                           ----------  ----------  ---------  ----------  ----------  -----------  ----------  --------------
INVESTMENT INCOME:
  Dividends..............  $  14,073   $   6,018   $  2,334   $1,026,564  $1,906,623  $ 1,356,031  $      --      $     --
                           ---------   ---------   --------   ----------  ----------  -----------  ---------      --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors...         --      28,885      7,335      395,948          --        3,424         --            24
  Net realized gain
    (loss) from sales of
    investments..........    (19,543)     (8,575)     1,538      205,923     (17,058)     (11,666)   (49,497)       (1,026)
                           ---------   ---------   --------   ----------  ----------  -----------  ---------      --------
    Net realized gain
      (loss).............    (19,543)     20,310      8,873      601,871     (17,058)      (8,242)   (49,497)       (1,002)
  Net unrealized gain
    (loss)...............   (137,139)   (217,558)   144,131      896,205   1,379,103   (1,680,097)   (73,025)      (60,503)
                           ---------   ---------   --------   ----------  ----------  -----------  ---------      --------
    Net realized and
      unrealized gain
      (loss).............   (156,682)   (197,248)   153,004    1,498,076   1,362,045   (1,688,339)  (122,522)      (61,505)
                           ---------   ---------   --------   ----------  ----------  -----------  ---------      --------
    Net increase
      (decrease) in net
      assets from
      operations.........  $(142,609)  $(191,230)  $155,338   $2,524,640  $3,268,668  $  (332,308) $(122,522)     $(61,505)
                           =========   =========   ========   ==========  ==========  ===========  =========      ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           AIT                                   AIT
                                       CORE EQUITY                          EQUITY INDEX
                                        YEAR ENDED                           YEAR ENDED
                                       DECEMBER 31,                         DECEMBER 31,
                           ------------------------------------  -----------------------------------
                              2001         2000         1999        2001        2000        1999
                           -----------  -----------  ----------  ----------  ----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $    27,438  $    27,326  $   23,481  $   80,564  $   35,868  $   130,745
    Net realized gain
      (loss).............      297,980      618,884     334,226     270,118     471,514   11,662,155
    Net unrealized gain
      (loss).............   (1,097,560)  (1,085,162)    456,438  (1,526,330)   (834,032)  (7,166,459)
                           -----------  -----------  ----------  ----------  ----------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........     (772,142)    (438,952)    814,145  (1,175,648)   (326,650)   4,626,441
                           -----------  -----------  ----------  ----------  ----------  -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........      289,232    1,284,383     873,749     587,631   1,702,202    2,363,320
    Terminations.........   (1,062,052)    (248,693)   (337,479)   (133,010)   (343,261)    (172,583)
    Mortality and expense
      risk fees..........       (5,421)      (6,924)     (5,592)    (32,456)    (21,538)     (97,822)
    Insurance and other
      charges............      (27,843)     (39,010)    (13,900)   (187,645)   (123,945)    (587,637)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     (268,053)    (654,769)    540,030   5,355,919     349,590  (49,801,441)
    Other transfers from
      (to) the General
      Account............      (40,005)       1,180     116,813     (96,554)       (651)      (2,377)
                           -----------  -----------  ----------  ----------  ----------  -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......   (1,114,142)     336,167   1,173,621   5,493,885   1,562,397  (48,298,540)
                           -----------  -----------  ----------  ----------  ----------  -----------
    Net increase
      (decrease) in net
      assets.............   (1,886,284)    (102,785)  1,987,766   4,318,237   1,235,747  (43,672,099)
  NET ASSETS:
    Beginning of year....    4,565,707    4,668,492   2,680,726   3,694,315   2,458,568   46,130,667
                           -----------  -----------  ----------  ----------  ----------  -----------
    End of year..........  $ 2,679,423  $ 4,565,707  $4,668,492  $8,012,552  $3,694,315  $ 2,458,568
                           ===========  ===========  ==========  ==========  ==========  ===========

                                         AIT
                                   GOVERNMENT BOND
                                     YEAR ENDED
                                    DECEMBER 31,
                           -------------------------------
                              2001        2000      1999
                           -----------  --------  --------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $    54,559  $ 53,362  $  1,412
    Net realized gain
      (loss).............       62,212     4,087      (153)
    Net unrealized gain
      (loss).............      (28,860)   30,721      (596)
                           -----------  --------  --------
    Net increase
      (decrease) in net
      assets from
      operations.........       87,911    88,170       663
                           -----------  --------  --------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........      124,683   137,859    12,424
    Terminations.........          (10)  (10,344)  (12,517)
    Mortality and expense
      risk fees..........       (5,613)   (3,307)      (78)
    Insurance and other
      charges............      (37,447)  (21,333)     (554)
    Transfers between
      sub-accounts
      (including fixed
      account), net......      (35,466)  701,439     3,007
    Other transfers from
      (to) the General
      Account............   (1,017,187)        8      (583)
                           -----------  --------  --------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     (971,040)  804,322     1,699
                           -----------  --------  --------
    Net increase
      (decrease) in net
      assets.............     (883,129)  892,492     2,362
  NET ASSETS:
    Beginning of year....      918,192    25,700    23,338
                           -----------  --------  --------
    End of year..........  $    35,063  $918,192  $ 25,700
                           ===========  ========  ========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          AIT                                 AIT                                AIT
                                      MONEY MARKET                  SELECT AGGRESSIVE GROWTH         SELECT CAPITAL APPRECIATION
                                       YEAR ENDED                          YEAR ENDED                         YEAR ENDED
                                      DECEMBER 31,                        DECEMBER 31,                       DECEMBER 31,
                           ----------------------------------  ----------------------------------  --------------------------------
                              2001        2000        1999        2001        2000        1999        2001        2000       1999
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  288,260  $  150,112  $   63,607  $       --  $       --  $       --  $       --  $       --  $     --
    Net realized gain
      (loss).............          --          --          --     117,906     232,436      16,919     105,522      67,605       440
    Net unrealized gain
      (loss).............          --          --          --    (478,583)   (887,116)    356,020    (105,128)    (13,430)   74,213
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------
    Net increase
      (decrease) in net
      assets from
      operations.........     288,260     150,112      63,607    (360,677)   (654,680)    372,939         394      54,175    74,653
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     548,476   6,005,804   6,325,820     498,862     791,435     298,089     271,353     556,183   118,843
    Terminations.........     (35,743)    (87,277)    (69,826)    (49,327)    (62,866)    (29,100)    (33,458)    (22,970)  (14,254)
    Mortality and expense
      risk fees..........     (41,701)    (13,744)     (7,616)     (9,136)    (12,909)     (5,695)     (9,279)     (5,279)   (1,681)
    Insurance and other
      charges............    (776,161)   (689,647)   (709,087)    (51,110)    (73,582)    (29,164)    (48,263)    (33,365)   (9,399)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     703,453  (3,645,548)   (391,608)   (150,351)    174,957     (17,644)    798,545      46,424     4,812
    Other transfers from
      (to) the General
      Account............     (79,883)      3,240     (10,636)    (42,208)      1,304     (17,822)    (85,958)        403    (4,275)
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     318,441   1,572,828   5,137,047     196,730     818,339     198,664     892,940     541,396    94,046
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------
    Net increase
      (decrease) in net
      assets.............     606,701   1,722,940   5,200,654    (163,947)    163,659     571,603     893,334     595,571   168,699
  NET ASSETS:
    Beginning of year....   7,163,220   5,440,280     239,626   1,540,461   1,376,802     805,199   1,012,358     416,787   248,088
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  --------
    End of year..........  $7,769,921  $7,163,220  $5,440,280  $1,376,514  $1,540,461  $1,376,802  $1,905,692  $1,012,358  $416,787
                           ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       AIT                            AIT                                  AIT
                             SELECT EMERGING MARKETS        SELECT GROWTH AND INCOME                  SELECT GROWTH
                                   YEAR ENDED                      YEAR ENDED                          YEAR ENDED
                                  DECEMBER 31,                    DECEMBER 31,                        DECEMBER 31,
                           ---------------------------  --------------------------------  -------------------------------------
                             2001      2000     1999       2001        2000       1999       2001         2000         1999
                           --------  --------  -------  ----------  ----------  --------  -----------  -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $     --  $    347  $   100  $    7,871  $   12,295  $  3,501  $        --  $        --  $     8,328
    Net realized gain
      (loss).............   (20,863)  (38,683)      21    (174,618)    270,101    25,096    1,418,070    2,803,922    1,047,566
    Net unrealized gain
      (loss).............    13,715   (38,496)   5,716      (7,109)   (422,483)   22,927   (7,152,102)  (6,616,168)   3,239,541
                           --------  --------  -------  ----------  ----------  --------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets from
      operations.........    (7,148)  (76,832)   5,837    (173,856)   (140,087)   51,524   (5,734,032)  (3,812,246)   4,295,435
                           --------  --------  -------  ----------  ----------  --------  -----------  -----------  -----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    38,734   131,566   21,690     264,507     771,186    88,966   13,249,058    2,229,097    3,049,445
    Terminations.........        (3)       --       --      (7,907)    (24,687)   (7,618)     (22,302)     (25,895)     (33,196)
    Mortality and expense
      risk fees..........      (395)     (929)     (40)     (9,680)     (8,880)   (1,862)    (130,344)    (110,004)     (83,487)
    Insurance and other
      charges............    (1,330)   (7,540)    (399)    (44,018)    (54,884)   (5,494)    (498,395)    (420,312)    (345,255)
    Transfers between
      sub-accounts
      (including fixed
      account), net......   (36,889)   (6,657)  11,082    (384,241)    894,100     3,125    3,712,099       71,816    2,130,460
    Other transfers from
      (to) the General
      Account............        39       177      242     (40,749)      1,582      (639)     (72,332)       3,082       (8,787)
                           --------  --------  -------  ----------  ----------  --------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......       156   116,617   32,575    (222,088)  1,578,417    76,478   16,237,784    1,747,784    4,709,180
                           --------  --------  -------  ----------  ----------  --------  -----------  -----------  -----------
    Net increase
      (decrease) in net
      assets.............    (6,992)   39,785   38,412    (395,944)  1,438,330   128,002   10,503,752   (2,064,462)   9,004,615
  NET ASSETS:
    Beginning of year....    78,208    38,423       11   1,798,960     360,630   232,628   17,665,913   19,730,375   10,725,760
                           --------  --------  -------  ----------  ----------  --------  -----------  -----------  -----------
    End of year..........  $ 71,216  $ 78,208  $38,423  $1,403,016  $1,798,960  $360,630  $28,169,665  $17,665,913  $19,730,375
                           ========  ========  =======  ==========  ==========  ========  ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          AIT                                   AIT                               AIT
                              SELECT INTERNATIONAL EQUITY         SELECT INVESTMENT GRADE INCOME        SELECT STRATEGIC GROWTH
                                       YEAR ENDED                           YEAR ENDED                        YEAR ENDED
                                      DECEMBER 31,                         DECEMBER 31,                      DECEMBER 31,
                           ----------------------------------  -------------------------------------  ---------------------------
                              2001        2000        1999        2001         2000         1999        2001      2000     1999
                           ----------  ----------  ----------  -----------  -----------  -----------  --------  --------  -------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  104,038  $   31,722  $       --  $ 4,643,668  $ 2,442,398  $ 1,343,154  $     --  $      4  $    40
    Net realized gain
      (loss).............   1,212,192     405,570     803,256       78,286      (49,558)     (24,508)  (65,082)   (3,991)     (17)
    Net unrealized gain
      (loss).............  (2,809,723) (1,060,090)    900,525    1,094,146    1,324,362   (1,572,308)   45,178   (49,301)     918
                           ----------  ----------  ----------  -----------  -----------  -----------  --------  --------  -------
    Net increase
      (decrease) in net
      assets from
      operations.........  (1,493,493)   (622,798)  1,703,781    5,816,100    3,717,202     (253,662)  (19,904)  (53,288)     941
                           ----------  ----------  ----------  -----------  -----------  -----------  --------  --------  -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........   1,022,834     685,976   1,382,581   38,643,302   15,456,506    8,011,892     6,822    58,849   12,853
    Terminations.........     (43,905)    (76,036)    (40,201)     (12,568)     (75,340)     (13,958)     (331)     (454)      --
    Mortality and expense
      risk fees..........     (31,082)    (34,916)    (42,211)    (324,043)    (181,608)    (117,498)     (158)     (431)     (20)
    Insurance and other
      charges............    (153,183)   (130,507)   (135,408)  (1,410,865)    (872,194)    (633,839)   (1,340)   (4,043)  (1,346)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     648,473     (26,748) (5,542,260)  (1,143,275)   2,046,038    2,113,615   (85,151)   88,481    1,952
    Other transfers from
      (to) the General
      Account............      30,754        (156)     (5,159)    (997,015)        (985)      (6,858)       (3)      429       45
                           ----------  ----------  ----------  -----------  -----------  -----------  --------  --------  -------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......   1,473,891     417,613  (4,382,658)  34,755,536   16,372,417    9,353,354   (80,161)  142,831   13,484
                           ----------  ----------  ----------  -----------  -----------  -----------  --------  --------  -------
    Net increase
      (decrease) in net
      assets.............     (19,602)   (205,185) (2,678,877)  40,571,636   20,089,619    9,099,692  (100,065)   89,543   14,425
  NET ASSETS:
    Beginning of year....   6,194,480   6,399,665   9,078,542   44,542,391   24,452,772   15,353,080   103,968    14,425       --
                           ----------  ----------  ----------  -----------  -----------  -----------  --------  --------  -------
    End of year..........  $6,174,878  $6,194,480  $6,399,665  $85,114,027  $44,542,391  $24,452,772  $  3,903  $103,968  $14,425
                           ==========  ==========  ==========  ===========  ===========  ===========  ========  ========  =======

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            AIT                       AIM V.I. GROWTH          AIM V.I. VALUE
                                 SELECT VALUE OPPORTUNITY                                                            ALGER AMERICAN
                                        YEAR ENDED                                                                  LEVERAGED ALLCAP
                                       DECEMBER 31,                           PERIOD FROM              PERIOD FROM    PERIOD FROM
                           -------------------------------------  YEAR ENDED  6/14/00* TO  YEAR ENDED  8/22/00* TO     2/2/01* TO
                              2001         2000         1999       12/31/01    12/31/00     12/31/01    12/31/00        12/31/01
                           -----------  -----------  -----------  ----------  -----------  ----------  -----------  ----------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $   167,867  $    86,459  $       118   $    56      $     2     $    42      $    36         $   --
    Net realized gain
      (loss).............    3,684,555      284,451    1,115,252      (545)         829         397        1,229             41
    Net unrealized gain
      (loss).............     (242,875)   6,728,759   (2,332,303)   (8,478)     (10,072)     (4,077)      (6,701)          (299)
                           -----------  -----------  -----------   -------      -------     -------      -------         ------
    Net increase
      (decrease) in net
      assets from
      operations.........    3,609,547    7,099,669   (1,216,933)   (8,967)      (9,241)     (3,638)      (5,436)          (258)
                           -----------  -----------  -----------   -------      -------     -------      -------         ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    1,208,139    3,566,930    7,573,904     8,278          940       8,570           --          1,664
    Terminations.........      (35,757)    (112,057)     (10,156)       --           --          --           --             --
    Mortality and expense
      risk fees..........     (151,663)    (131,917)     (64,483)     (132)         (70)       (177)         (70)            (3)
    Insurance and other
      charges............     (559,389)    (618,763)    (504,046)     (807)        (134)       (939)        (113)           (45)
    Transfers between
      sub-accounts
      (including fixed
      account), net......   (2,730,075)  (2,318,550)  14,728,048      (123)      33,804         (90)      33,804             55
    Other transfers from
      (to) the General
      Account............      (44,166)      (1,801)       3,590        --           --          --           --             --
                           -----------  -----------  -----------   -------      -------     -------      -------         ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......   (2,312,911)     383,842   21,726,857     7,216       34,540       7,364       33,621          1,671
                           -----------  -----------  -----------   -------      -------     -------      -------         ------
    Net increase
      (decrease) in net
      assets.............    1,296,636    7,483,511   20,509,924    (1,751)      25,299       3,726       28,185          1,413
  NET ASSETS:
    Beginning of year....   28,627,037   21,143,526      633,602    25,299           --      28,185           --             --
                           -----------  -----------  -----------   -------      -------     -------      -------         ------
    End of year..........  $29,923,673  $28,627,037  $21,143,526   $23,548      $25,299     $31,911      $28,185         $1,413
                           ===========  ===========  ===========   =======      =======     =======      =======         ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    ALGER
                               AMERICAN SMALL         ALLIANCE GROWTH AND           ALLIANCE
                               CAPITALIZATION           INCOME CLASS B         TECHNOLOGY CLASS B          DGPF BALANCED
                                       PERIOD FROM              PERIOD FROM              PERIOD FROM              PERIOD FROM
                           YEAR ENDED  6/14/00* TO  YEAR ENDED  9/6/00* TO   YEAR ENDED  6/14/00* TO  YEAR ENDED  3/8/00* TO
                            12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00
                           ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............    $    3       $  --       $   26      $   --       $   --       $ --        $  129      $   27
    Net realized gain
      (loss).............       (51)         (3)         210          --          250         (1)          (69)         (1)
    Net unrealized gain
      (loss).............      (284)       (161)        (107)         45         (756)      (125)         (497)         45
                             ------       -----       ------      ------       ------       ----        ------      ------
    Net increase
      (decrease) in net
      assets from
      operations.........      (332)       (164)         129          45         (506)      (126)         (437)         71
                             ------       -----       ------      ------       ------       ----        ------      ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     7,794         795          999          --        3,402        525         3,608       5,788
    Terminations.........        --          --           --          --           --         --            --          --
    Mortality and expense
      risk fees..........       (11)         --          (10)         (1)          (7)        --           (30)        (13)
    Insurance and other
      charges............      (605)        (27)        (377)        (24)        (236)       (12)         (574)       (342)
    Transfers between
      sub-accounts
      (including fixed
      account), net......       827          --        1,909       2,600          982         --          (437)         --
    Other transfers from
      (to) the General
      Account............       (40)         (1)         (66)         --          (76)        --            --         (24)
                             ------       -----       ------      ------       ------       ----        ------      ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     7,965         767        2,455       2,575        4,065        513         2,567       5,409
                             ------       -----       ------      ------       ------       ----        ------      ------
    Net increase
      (decrease) in net
      assets.............     7,633         603        2,584       2,620        3,559        387         2,130       5,480
  NET ASSETS:
    Beginning of year....       603          --        2,620          --          387         --         5,480          --
                             ------       -----       ------      ------       ------       ----        ------      ------
    End of year..........    $8,236       $ 603       $5,204      $2,620       $3,946       $387        $7,610      $5,480
                             ======       =====       ======      ======       ======       ====        ======      ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                            DGPF CAPITAL RESERVES      DGPF CASH RESERVE           DGPF DEVON          DGPF EMERGING MARKETS
                                       PERIOD FROM              PERIOD FROM              PERIOD FROM              PERIOD FROM
                           YEAR ENDED  4/3/00* TO   YEAR ENDED  4/28/00* TO  YEAR ENDED  6/8/00* TO   YEAR ENDED  3/8/00* TO
                            12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00
                           ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............     $ 13        $  3       $     9     $   3,131    $   174      $    --      $    4      $    2
    Net realized gain
      (loss).............       --          --            --            --     (1,310)          (7)          7          (6)
    Net unrealized gain
      (loss).............        4           3            --            --     (1,347)      (2,888)         79         (53)
                              ----        ----       -------     ---------    -------      -------      ------      ------
    Net increase
      (decrease) in net
      assets from
      operations.........       17           6             9         3,131     (2,483)      (2,895)         90         (57)
                              ----        ----       -------     ---------    -------      -------      ------      ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........      143         147         5,586       224,844     14,377       10,560       2,035       1,889
    Terminations.........       --          --            --            --         --           --          --        (718)
    Mortality and expense
      risk fees..........       (1)         --            --          (394)      (155)         (76)         (4)         (1)
    Insurance and other
      charges............      (16)        (10)         (759)       (1,270)      (836)        (552)       (363)       (252)
    Transfers between
      sub-accounts
      (including fixed
      account), net......       --          --        (5,042)     (226,104)    (8,054)      17,125        (213)         --
    Other transfers from
      (to) the General
      Account............       --           1            (1)           --         --           (9)         --          (2)
                              ----        ----       -------     ---------    -------      -------      ------      ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......      126         138          (216)       (2,924)     5,332       27,048       1,455         916
                              ----        ----       -------     ---------    -------      -------      ------      ------
    Net increase
      (decrease) in net
      assets.............      143         144          (207)          207      2,849       24,153       1,545         859
  NET ASSETS:
    Beginning of year....      144          --           207            --     24,153           --         859          --
                              ----        ----       -------     ---------    -------      -------      ------      ------
    End of year..........     $287        $144       $    --     $     207    $27,002      $24,153      $2,404      $  859
                              ====        ====       =======     =========    =======      =======      ======      ======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          DGPF GROWTH
                            DGPF GROWTH & INCOME         OPPORTUNITIES              DGPF INTERNATIONAL EQUITY          DGPF REIT
                                                                                            YEAR ENDED
                                       PERIOD FROM              PERIOD FROM                DECEMBER 31,
                           YEAR ENDED  4/5/00* TO   YEAR ENDED  3/8/00* TO   ----------------------------------------  YEAR ENDED
                            12/31/01    12/31/00     12/31/01    12/31/00        2001          2000          1999       12/31/01
                           ----------  -----------  ----------  -----------  ------------  ------------  ------------  ----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $    99      $   667     $    --      $    --    $   902,929   $   965,713   $   183,862     $    9
    Net realized gain
      (loss).............        14           99       3,761           72      2,767,332       796,229        34,290         16
    Net unrealized gain
      (loss).............    (2,057)       5,206      (6,422)      (2,673)    (8,475,277)   (1,589,074)    2,827,542        126
                            -------      -------     -------      -------    -----------   -----------   -----------     ------
    Net increase
      (decrease) in net
      assets from
      operations.........    (1,944)       5,972      (2,661)      (2,601)    (4,805,016)      172,868     3,045,694        151
                            -------      -------     -------      -------    -----------   -----------   -----------     ------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    27,737       30,892      11,362       11,700         10,353        78,802    33,755,687      1,612
    Terminations.........        --           --          --       (1,182)       (40,806)       (8,932)       (3,114)        --
    Mortality and expense
      risk fees..........      (376)        (169)       (119)         (75)      (123,824)     (149,068)      (50,747)        (3)
    Insurance and other
      charges............    (2,313)      (1,465)       (978)        (901)      (777,712)   (1,281,589)     (501,577)      (360)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        69       14,525        (281)      11,416     (6,045,258)      (76,622)       (1,808)        28
    Other transfers from
      (to) the General
      Account............         4          (20)          2          (36)            45           (36)         (354)        --
                            -------      -------     -------      -------    -----------   -----------   -----------     ------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    25,121       43,763       9,986       20,922     (6,977,202)   (1,437,445)   33,198,087      1,277
                            -------      -------     -------      -------    -----------   -----------   -----------     ------
    Net increase
      (decrease) in net
      assets.............    23,177       49,735       7,325       18,321    (11,782,218)   (1,264,577)   36,243,781      1,428
  NET ASSETS:
    Beginning of year....    49,735           --      18,321           --     43,530,264    44,794,841     8,551,060        116
                            -------      -------     -------      -------    -----------   -----------   -----------     ------
    End of year..........   $72,912      $49,735     $25,646      $18,321    $31,748,046   $43,530,264   $44,794,841     $1,544
                            =======      =======     =======      =======    ===========   ===========   ===========     ======


                            DGPF REIT

                           PERIOD FROM
                           7/6/00* TO
                            12/31/00
                           -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............     $ --
    Net realized gain
      (loss).............       --
    Net unrealized gain
      (loss).............        7
                              ----
    Net increase
      (decrease) in net
      assets from
      operations.........        7
                              ----
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........      180
    Terminations.........       --
    Mortality and expense
      risk fees..........       --
    Insurance and other
      charges............      (71)
    Transfers between
      sub-accounts
      (including fixed
      account), net......       --
    Other transfers from
      (to) the General
      Account............       --
                              ----
    Net increase
      (decrease) in net
      assets from policy
      transactions.......      109
                              ----
    Net increase
      (decrease) in net
      assets.............      116
  NET ASSETS:
    Beginning of year....       --
                              ----
    End of year..........     $116
                              ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                             DGPF SELECT GROWTH      DGPF SMALL CAP VALUE     DGPF SOCIAL AWARENESS    DGPF STRATEGIC INCOME
                                       PERIOD FROM              PERIOD FROM              PERIOD FROM              PERIOD FROM
                           YEAR ENDED  3/8/00* TO   YEAR ENDED  3/8/00* TO   YEAR ENDED  4/3/00* TO   YEAR ENDED  6/8/00* TO
                            12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00     12/31/01    12/31/00
                           ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $     --    $     --      $   30       $ --        $    9      $   --       $  11        $ --
    Net realized gain
      (loss).............       (945)        (24)         26         --           281          (5)        (12)         --
    Net unrealized gain
      (loss).............    (14,681)    (19,661)        366         72        (1,146)       (593)         (2)          2
                            --------    --------      ------       ----        ------      ------       -----        ----
    Net increase
      (decrease) in net
      assets from
      operations.........    (15,626)    (19,685)        422         72          (856)       (598)         (3)          2
                            --------    --------      ------       ----        ------      ------       -----        ----
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     26,125      54,051       4,301        713         5,187       5,194          76         115
    Terminations.........         --      (1,167)         --         --            --          --          --          --
    Mortality and expense
      risk fees..........       (324)       (202)         (8)        --           (15)         (6)         --          --
    Insurance and other
      charges............     (3,643)     (2,954)       (399)       (45)         (336)       (178)         (6)         (5)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        111      33,804         (75)        --            --          --        (178)         --
    Other transfers from
      (to) the General
      Account............        (55)        (38)         (3)         1            --          70          --          (1)
                            --------    --------      ------       ----        ------      ------       -----        ----
    Net increase
      (decrease) in net
      assets from policy
      transactions.......     22,214      83,494       3,816        669         4,836       5,080        (108)        109
                            --------    --------      ------       ----        ------      ------       -----        ----
    Net increase
      (decrease) in net
      assets.............      6,588      63,809       4,238        741         3,980       4,482        (111)        111
  NET ASSETS:
    Beginning of year....     63,809          --         741         --         4,482          --         111          --
                            --------    --------      ------       ----        ------      ------       -----        ----
    End of year..........   $ 70,397    $ 63,809      $4,979       $741        $8,462      $4,482       $  --        $111
                            ========    ========      ======       ====        ======      ======       =====        ====

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        FIDELITY VIP
                                 DGPF TREND            DGPF U.S. GROWTH                EQUITY-INCOME
                                                                                         YEAR ENDED
                                       PERIOD FROM              PERIOD FROM             DECEMBER 31,
                           YEAR ENDED  3/8/00* TO   YEAR ENDED  4/3/00* TO   ----------------------------------
                            12/31/01    12/31/00     12/31/01    12/31/00       2001        2000        1999
                           ----------  -----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $    --      $    --     $    56      $   --      $  6,764    $  6,947    $  2,402
    Net realized gain
      (loss).............      (177)        (131)     (1,148)          8        21,951      39,363       8,434
    Net unrealized gain
      (loss).............    (6,415)      (9,934)     (1,170)       (661)      (49,906)     24,047        (277)
                            -------      -------     -------      ------      --------    --------    --------
    Net increase
      (decrease) in net
      assets from
      operations.........    (6,592)     (10,065)     (2,262)       (653)      (21,191)     70,357      10,559
                            -------      -------     -------      ------      --------    --------    --------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    17,953       23,068      10,956       8,690       138,723     526,436     187,400
    Terminations.........        --       (1,162)         --          --      (112,905)    (36,782)    (33,829)
    Mortality and expense
      risk fees..........      (221)        (117)        (21)         (7)       (2,368)     (3,828)     (1,479)
    Insurance and other
      charges............    (2,081)      (1,530)     (1,462)       (911)      (18,890)    (31,334)    (15,364)
    Transfers between
      sub-accounts
      (including fixed
      account), net......      (324)      34,085      (4,333)       (280)       33,298    (428,188)     92,974
    Other transfers from
      (to) the General
      Account............        (2)         185          (1)        146       (43,625)     (3,607)     (7,403)
                            -------      -------     -------      ------      --------    --------    --------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    15,325       54,529       5,139       7,638        (5,767)     22,697     222,299
                            -------      -------     -------      ------      --------    --------    --------
    Net increase
      (decrease) in net
      assets.............     8,733       44,464       2,877       6,985       (26,958)     93,054     232,858
  NET ASSETS:
    Beginning of year....    44,464           --       6,985          --       485,235     392,181     159,323
                            -------      -------     -------      ------      --------    --------    --------
    End of year..........   $53,197      $44,464     $ 9,862      $6,985      $458,277    $485,235    $392,181
                            =======      =======     =======      ======      ========    ========    ========


                                     FIDELITY VIP GROWTH
                                          YEAR ENDED
                                         DECEMBER 31,
                           ----------------------------------------
                               2001          2000          1999
                           ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............   $    1,943    $    2,189    $    2,233
    Net realized gain
      (loss).............     (404,351)      163,829       254,630
    Net unrealized gain
      (loss).............     (312,343)     (702,207)      242,219
                            ----------    ----------    ----------
    Net increase
      (decrease) in net
      assets from
      operations.........     (714,751)     (536,189)      499,082
                            ----------    ----------    ----------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    1,355,442     1,397,251       444,886
    Terminations.........     (122,305)      (95,081)     (337,035)
    Mortality and expense
      risk fees..........      (11,354)      (18,439)       (6,781)
    Insurance and other
      charges............      (70,863)     (112,356)      (37,954)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     (567,669)      239,859       266,957
    Other transfers from
      (to) the General
      Account............     (253,246)       (5,086)       30,447
                            ----------    ----------    ----------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......      330,005     1,406,148       360,520
                            ----------    ----------    ----------
    Net increase
      (decrease) in net
      assets.............     (384,746)      869,959       859,602
  NET ASSETS:
    Beginning of year....    2,881,024     2,011,065     1,151,463
                            ----------    ----------    ----------
    End of year..........   $2,496,278    $2,881,024    $2,011,065
                            ==========    ==========    ==========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                               FIDELITY VIP HIGH INCOME         FIDELITY VIP OVERSEAS       FIDELITY VIP II ASSET MANAGER
                                      YEAR ENDED                      YEAR ENDED                      YEAR ENDED
                                     DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
                           --------------------------------  ----------------------------  --------------------------------
                              2001        2000       1999      2001      2000      1999       2001        2000       1999
                           ----------  ----------  --------  --------  --------  --------  ----------  ----------  --------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  140,923  $   18,351  $  8,271  $  7,190  $  1,606  $  1,054  $   57,283  $   29,783  $ 20,569
    Net realized gain
      (loss).............    (584,012)    (50,144)   (2,553)  (14,681)  (19,905)    3,420     (46,494)     58,504    27,839
    Net unrealized gain
      (loss).............     194,083    (259,016)    2,236   (24,514)  (43,113)   30,111     (72,766)   (141,712)   12,862
                           ----------  ----------  --------  --------  --------  --------  ----------  ----------  --------
    Net increase
      (decrease) in net
      assets from
      operations.........    (249,006)   (290,809)    7,954   (32,005)  (61,412)   34,585     (61,977)    (53,425)   61,270
                           ----------  ----------  --------  --------  --------  --------  ----------  ----------  --------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........     147,643     641,589   180,207    51,741   139,562    33,875     297,691     462,593   333,909
    Terminations.........     (15,153)    (51,127)  (21,248)  (20,020)  (50,333)   (2,242)    (27,531)    (49,799)  (84,288)
    Mortality and expense
      risk fees..........      (7,931)     (5,271)     (783)     (693)   (1,984)     (502)     (2,695)     (1,868)   (1,247)
    Insurance and other
      charges............     (52,682)    (41,187)  (15,258)   (6,077)  (19,391)   (4,895)    (18,753)    (15,666)   (4,448)
    Transfers between
      sub-accounts
      (including fixed
      account), net......     194,147     672,696    (6,975)   45,064   (10,086)      475    (229,240)    126,599   (34,218)
    Other transfers from
      (to) the General
      Account............    (932,191)       (730)   (3,559)  (39,596)      546    (7,437)    (81,386)       (233)   23,270
                           ----------  ----------  --------  --------  --------  --------  ----------  ----------  --------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    (666,167)  1,215,970   132,384    30,419    58,314    19,274     (61,914)    521,626   232,978
                           ----------  ----------  --------  --------  --------  --------  ----------  ----------  --------
    Net increase
      (decrease) in net
      assets.............    (915,173)    925,161   140,338    (1,586)   (3,098)   53,859    (123,891)    468,201   294,248
  NET ASSETS:
    Beginning of year....   1,154,593     229,432    89,094   118,342   121,440    67,581   1,410,822     942,621   648,373
                           ----------  ----------  --------  --------  --------  --------  ----------  ----------  --------
    End of year..........  $  239,420  $1,154,593  $229,432  $116,756  $118,342  $121,440  $1,286,931  $1,410,822  $942,621
                           ==========  ==========  ========  ========  ========  ========  ==========  ==========  ========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FIDELITY VIP II INDEX 500              FT VIP TEMPLETON
                           FIDELITY VIP II CONTRAFUND                                             INTERNATIONAL SECURITIES
                                                                YEAR ENDED
                                          PERIOD FROM          DECEMBER 31,         PERIOD FROM                PERIOD FROM
                            YEAR ENDED    11/2/00* TO   --------------------------   5/4/99* TO   YEAR ENDED   6/14/00* TO
                             12/31/01      12/31/00         2001          2000        12/31/99     12/31/01      12/31/00
                           ------------  -------------  ------------  ------------  ------------  -----------  ------------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............      $  3         $     --    $   508,408   $   526,695   $        --    $    872      $    --
    Net realized gain
      (loss).............         9          (70,356)      (262,895)      325,657         1,274       6,694           (8)
    Net unrealized gain
      (loss).............       (45)              --     (6,014,732)   (5,728,597)    4,566,606     (12,851)      (1,079)
                               ----         --------    -----------   -----------   -----------    --------      -------
    Net increase
      (decrease) in net
      assets from
      operations.........       (33)         (70,356)    (5,769,219)   (4,876,245)    4,567,880      (5,285)      (1,087)
                               ----         --------    -----------   -----------   -----------    --------      -------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........       889               --        957,064       576,723    16,597,260       1,651          403
    Terminations.........        --               --             (4)       (7,406)           --          --           --
    Mortality and expense
      risk fees..........        (4)              --       (177,257)     (186,091)      (56,677)       (195)         (71)
    Insurance and other
      charges............        --               --     (1,034,141)     (918,838)     (418,198)       (538)        (130)
    Transfers between
      sub-accounts
      (including fixed
      account), net......        --           70,359      8,612,296       407,498    32,276,822          54       33,804
    Other transfers from
      (to) the General
      Account............        --               --       (245,717)       13,168            45          (1)          --
                               ----         --------    -----------   -----------   -----------    --------      -------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......       885           70,359      8,112,241      (114,946)   48,399,252         971       34,006
                               ----         --------    -----------   -----------   -----------    --------      -------
    Net increase
      (decrease) in net
      assets.............       852                3      2,343,022    (4,991,191)   52,967,132      (4,314)      32,919
  NET ASSETS:
    Beginning of year....         3               --     47,975,941    52,967,132            --      32,919           --
                               ----         --------    -----------   -----------   -----------    --------      -------
    End of year..........      $855         $      3    $50,318,963   $47,975,941   $52,967,132    $ 28,605      $32,919
                               ====         ========    ===========   ===========   ===========    ========      =======

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                           T. ROWE PRICE INTERNATIONAL STOCK            UIF FIXED INCOME                 UIF TECHNOLOGY
                                      YEAR ENDED                           YEAR ENDED
                                     DECEMBER 31,                         DECEMBER 31,                           PERIOD FROM
                           ---------------------------------  -------------------------------------  YEAR ENDED  5/31/00* TO
                              2001        2000       1999        2001         2000         1999       12/31/01    12/31/00
                           ----------  ----------  ---------  -----------  -----------  -----------  ----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).............  $  14,073   $   6,018   $  2,334   $ 1,026,564  $ 1,906,623  $ 1,356,031  $      --    $     --
    Net realized gain
      (loss).............    (19,543)     20,310      8,873       601,871      (17,058)      (8,242)   (49,497)     (1,002)
    Net unrealized gain
      (loss).............   (137,139)   (217,558)   144,131       896,205    1,379,103   (1,680,097)   (73,025)    (60,503)
                           ---------   ---------   --------   -----------  -----------  -----------  ---------    --------
    Net increase
      (decrease) in net
      assets from
      operations.........   (142,609)   (191,230)   155,338     2,524,640    3,268,668     (332,308)  (122,522)    (61,505)
                           ---------   ---------   --------   -----------  -----------  -----------  ---------    --------
  FROM POLICY
    TRANSACTIONS:
    Net premiums.........    212,108     439,687    152,351            --           --    7,703,567     39,240      89,526
    Terminations.........    (27,088)    (13,931)    (4,759)           --           --           --         --          --
    Mortality and expense
      risk fees..........     (4,032)     (6,281)    (2,485)      (96,959)    (106,632)     (78,341)    (1,324)       (458)
    Insurance and other
      charges............    (17,090)    (39,695)   (12,033)     (549,555)    (523,111)    (522,326)    (8,214)     (3,595)
    Transfers between
      sub-accounts
      (including fixed
      account), net......    (21,213)   (176,408)    10,736    (8,800,000)          --    3,300,001    379,242     131,652
    Other transfers from
      (to) the General
      Account............       (949)         45       (323)          (51)         (11)          19          5         786
                           ---------   ---------   --------   -----------  -----------  -----------  ---------    --------
    Net increase
      (decrease) in net
      assets from policy
      transactions.......    141,736     203,417    143,487    (9,446,565)    (629,754)  10,402,920    408,949     217,911
                           ---------   ---------   --------   -----------  -----------  -----------  ---------    --------
    Net increase
      (decrease) in net
      assets.............       (873)     12,187    298,825    (6,921,925)   2,638,914   10,070,612    286,427     156,406
  NET ASSETS:
    Beginning of year....    683,155     670,968    372,143    32,551,377   29,912,463   19,841,851    156,406          --
                           ---------   ---------   --------   -----------  -----------  -----------  ---------    --------
    End of year..........  $ 682,282   $ 683,155   $670,968   $25,629,452  $32,551,377  $29,912,463  $ 442,833    $156,406
                           =========   =========   ========   ===========  ===========  ===========  =========    ========

*    Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                   GROUP VEL
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account ("the Separate Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on May 1, 1995 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of ownership certificates (" the Certificates") issued under certain group flexible premium variable insurance life policies offered by AFLIAC. AFLIAC is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("the 1940 Act"). The Separate Account currently offers fifty-nine Sub-Accounts of which forty-five had investment activity during the year. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP                                          INVESTMENT MANAGER
----------                                          ------------------
Allmerica Investment Trust ("AIT")                  Allmerica Financial Investment Management
                                                    Services, Inc. ("AFIMS")
AIM Variable Insurance Funds ("AIM V.I.")           A I M Advisors, Inc.
The Alger American Fund ("Alger")                   Fred Alger Management, Inc.
Alliance Variable Products                          Alliance Capital Management, L.P.
Series Fund, Inc.(Class B) ("Alliance B")
Credit Suisse, Warburg Pincus Trust ("WPT")         Credit Suisse Asset Management, LLC.
Delaware Group Premium Fund ("DGPF")                Delaware International Advisors Ltd.
Deutsche Asset Management VIT Funds ("Deutsche      Deutsche Asset Management
VIT")
Fidelity Variable Insurance Products Fund           Fidelity Management & Research Company ("FMR")
("Fidelity VIP")
Fidelity Variable Insurance Products Fund II        Fidelity Management & Research Company ("FMR")
("Fidelity VIP II")
Franklin Templeton Variable Insurance Products      Franklin Mutual Advisors, LLC
Trust (Class 2) ("FT VIP")
Goldman Sachs Variable Insurance Trust ("Goldman")  Goldman Sachs Asset Management
Janus Aspen Series (Service Shares)                 Janus Capital
("Janus Aspen")
J.P. Morgan Series Trust II ("J.P. Morgan")         J.P. Morgan Investment Management Inc.
The Universal Institutional Funds, Inc ("UIF")      Morgan Stanley Asset Management
PIMCO Variable Insurance Trust ("PIMCO")            Pacific Investment Management Company LLC
                                                    ("PIMCO")
T Rowe Price International Series, Inc.             T Rowe Price International
("T Rowe Price")

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- ORGANIZATION (CONTINUED)

    The Fund Groups listed above are open-end, diversified, management investment companies registered under the 1940 Act. AFIMS is an indirect wholly owned subsidiary of FAFLIC.

    The UIF Fixed Income Portfolio of the Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

    Certain prior year amounts have been reclassified to conform to the current year presentation.

    The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

    FEDERAL INCOME TAXES -- The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

    Under the provisions of Section 817(h) of IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Underlying Funds at December 31, 2001 were as follows:

                                                                       PORTFOLIO INFORMATION
                                                                -----------------------------------
                                                                                          NET ASSET
                                                                 NUMBER OF    AGGREGATE     VALUE
  INVESTMENT PORTFOLIO                                            SHARES        COST      PER SHARE
  --------------------                                          -----------  -----------  ---------
  AIT Core Equity.............................................    1,640,798  $ 4,165,788  $  1.633
  AIT Equity Index............................................    2,951,216    9,805,347     2.715
  AIT Government Bond.........................................       32,556       33,799     1.077
  AIT Money Market............................................    7,769,921    7,769,921     1.000
  AIT Select Aggressive Growth................................    1,100,331    2,339,923     1.251
  AIT Select Capital Appreciation.............................      982,315    1,956,956     1.940
  AIT Select Emerging Markets.................................       99,325       90,280     0.717
  AIT Select Growth and Income................................    1,119,725    1,790,124     1.253
  AIT Select Growth...........................................   17,874,153   34,927,053     1.576
  AIT Select International Equity.............................    5,547,959    8,070,308     1.113
  AIT Select Investment Grade Income..........................   76,956,625   83,818,599     1.106
  AIT Select Strategic Growth.................................        8,081        7,108     0.483
  AIT Select Value Opportunity................................   15,151,227   25,758,995     1.975
  AIM V.I. Growth.............................................        1,438       42,098    16.370
  AIM V.I. Value..............................................        1,367       42,689    23.350
  Alger American Leveraged All Cap............................           45        1,712    31.550
  Alger American Small Capitalization.........................          498        8,681    16.550
  Alliance Growth and Income Class B..........................          236        5,266    22.030
  Alliance Technology Class B.................................          230        4,827    17.150
  DGPF Balanced...............................................          554        8,062    13.730
  DGPF Capital Reserves.......................................           29          280     9.750
  DGPF Devon..................................................        2,521       31,237    10.710
  DGPF Emerging Markets.......................................          364        2,378     6.610
  DGPF Growth & Income........................................        4,498       69,763    16.210
  DGPF Growth Opportunities...................................        1,709       34,741    15.010
  DGPF International Equity...................................    2,284,032   38,542,719    13.900
  DGPF REIT...................................................          132        1,411    11.700
  DGPF Select Growth..........................................        8,482      104,739     8.300
  DGPF Small Cap Value........................................          255        4,541    19.530
  DGPF Social Awareness.......................................          698       10,201    12.120
  DGPF Trend..................................................        2,108       69,546    25.230
  DGPF U.S. Growth............................................        1,298       11,693     7.600
  Fidelity VIP Equity-Income..................................       20,144      473,054    22.750
  Fidelity VIP Growth.........................................       74,272    3,106,834    33.610
  Fidelity VIP High Income....................................       37,351      307,483     6.410
  Fidelity VIP Overseas.......................................        8,412      151,665    13.880
  Fidelity VIP II Asset Manager...............................       88,693    1,436,255    14.510
  Fidelity VIP II Contrafund..................................           43          900    20.000
  Fidelity VIP II Index 500...................................      386,861   57,495,686   130.070
  FT VIP Templeton International Securities...................        2,437       42,535    11.740

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS (CONTINUED)

                                                                       PORTFOLIO INFORMATION
                                                                -----------------------------------
                                                                                          NET ASSET
                                                                 NUMBER OF    AGGREGATE     VALUE
  INVESTMENT PORTFOLIO                                            SHARES        COST      PER SHARE
  --------------------                                          -----------  -----------  ---------
  T. Rowe Price International Stock...........................       59,484  $   866,052  $ 11.470
  UIF Fixed Income............................................    2,362,161   25,213,307    10.850
  UIF Technology..............................................       91,494      576,361     4.840

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS

    AFLIAC makes a monthly charge of up to 0.90% annually against the Certificate Value in each Sub-Account for mortality and expense risks assumed by AFLIAC in relation to the variable portion of the Certificates. This charge may different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% annually. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, AFLIAC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to AFLIAC.

    AFLIAC makes a monthly separate account administrative charge against the Certificate Value in each Sub-Account, at an annual rate of up to 0.25%, to help defray administrative expenses incurred in administering the Separate Account and the Sub-Accounts.

    AFLIAC makes deductions from Certificate Value as compensation for providing insurance benefits (which vary by Certificate) and any additional benefits provided by optional riders. In addition, a monthly Certificate administrative charge of up to $10 per month is made, as reimbursement for expenses incurred in administration of the Certificate.

    All the charges above are deducted on the Date of Issue and on each Monthly Processing Date thereafter until the Final Premium Payment Date, except for the Monthly Expense Charge, which will not be assessed beyond 5 years after issue, the separate account administrative charge, which will not be assessed beyond 10 years after issue, and the mortality and expense charge, which will continue beyond the Final Premium Payment Date. The Certificate owner may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and if any, rider charges will be deducted. If no allocation is specified, AFLIAC will make a pro-rata allocation.

    During the year ended December 31, 2001 management fees of the underlying funds were paid indirectly to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based upon individual portfolios and average daily net assets. Additionally, on February 12, 2002 the Board of Trustees of Allmerica Investment Trust voted to approve a plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Effective May 1, 2002 each portfolio would pay a distribution fee equal to an annual rate of 0.15% of average daily net assets.

    Allmerica Investments, Inc., ("Allmerica Investments"), a wholly-owned subsidiary of AFLIAC, is the principal underwriter and general distributor of the Separate Account, and does not retain any compensation for sales of the Contracts. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by AFLIAC. As the current series of contracts have a surrender charge, no deduction is made for sales charges at the time of the sale.

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2001 were as follows:

INVESTMENT PORTFOLIO                      PURCHASES     SALES
--------------------                      ----------  ----------
AIT Core Equity.........................  $1,599,597  $1,645,942
AIT Equity Index........................   7,843,703   1,830,822
AIT Government Bond.....................     705,332   1,621,813
AIT Money Market........................   2,730,237   2,123,536
AIT Select Aggressive Growth............     896,345     338,300
AIT Select Capital Appreciation.........   1,288,422     267,607
AIT Select Emerging Markets.............      58,761      58,605
AIT Select Growth and Income............     479,270     693,487
AIT Select Growth.......................  19,423,069   1,581,670
AIT Select International Equity.........   3,248,472     459,934
AIT Select Investment Grade Income......  44,225,026   4,825,822
AIT Select Strategic Growth.............       6,139      86,300
AIT Select Value Opportunity............   4,964,246   4,273,976
AIM V.I. Growth.........................       7,976         704
AIM V.I. Value..........................       8,829         781
Alger American Leveraged All Cap........       1,769          47
Alger American Small Capitalization.....       8,470         502
Alliance Growth and Income Class B......       3,049         363
Alliance Technology Class B.............       4,529         175
DGPF Balanced...........................       3,354         658
DGPF Capital Reserves...................         154          15
DGPF Cash Reserves......................       5,490       5,697
DGPF Devon..............................      13,774       8,268
DGPF Emerging Markets...................       1,905         446
DGPF Growth & Income....................      25,822         602
DGPF Growth Opportunities...............      14,592         568
DGPF International Equity...............   3,642,762   7,010,323
DGPF REIT...............................       1,603         315
DGPF Select Growth......................      23,680       1,466
DGPF Small Cap Value....................       4,372         526
DGPF Social Awareness...................       5,524         323
DGPF Strategic Income...................          86         183
DGPF Trend..............................      15,832         507
DGPF U.S. Growth........................      10,427       5,232
Fidelity VIP Equity-Income..............     179,321     159,319
Fidelity VIP Growth.....................   1,912,679   1,398,105
Fidelity VIP High Income................   1,623,300   2,148,544
Fidelity VIP Overseas...................     115,292      66,318
Fidelity VIP II Asset Manager...........     493,381     476,531
Fidelity VIP II Contrafund..............         899           2
Fidelity VIP II Index 500...............  10,556,246   1,935,597
FT VIP Templeton International
  Securities............................       9,329         625
T. Rowe Price International Stock.......     260,321     104,512

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

INVESTMENT PORTFOLIO                      PURCHASES     SALES
--------------------                      ----------  ----------
UIF Fixed Income........................  $1,431,971  $9,456,024
UIF Technology..........................     508,002      99,053

NOTE 6 -- FINANCIAL HIGHLIGHTS

    A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2001 is as follows:

                                                                     FOR THE YEAR ENDED DECEMBER 31
                                       AT DECEMBER 31            --------------------------------------
                             ----------------------------------  INVESTMENT*
                                           UNIT                    INCOME     EXPENSE**     TOTAL***
                               UNITS      VALUE     NET ASSETS      RATIO       RATIO        RETURN
                             ----------  --------  ------------  -----------  ---------  --------------
  AIT Core Equity
  2001                        1,283,483  2.087598  $  2,679,423       0.70%        N/A           -16.88%
  AIT Equity Index
  2001                        3,303,782  2.425229     8,012,552       1.05         N/A           -12.01
  AIT Government Bond
  2001                           22,906  1.530647        35,063       4.37         N/A             7.63
  AIT Money Market
  2001                        5,499,680   1.41283     7,769,921       4.14         N/A             4.28
  AIT Select Aggressive
    Growth
  2001                          865,818  1.589853     1,376,514        N/A         N/A           -21.63
  AIT Select Capital
    Appreciation
  2001                          729,916  2.610836     1,905,692        N/A         N/A            -1.13
  AIT Select Emerging
    Markets
  2001                           74,136  0.960633        71,216        N/A         N/A            -9.13
  AIT Select Growth and
    Income
  2001                          720,891  1.946233     1,403,016       0.54         N/A           -11.75
  AIT Select Growth
  2001                       13,418,788  2.099267    28,169,665        N/A         N/A           -24.70
  AIT Select International
    Equity
  2001                        3,905,354  1.581128     6,174,878       1.68         N/A           -21.52
  AIT Select Investment
    Grade Income
  2001                       53,205,346  1.599723    85,114,027       5.85         N/A             7.94
  AIT Select Strategic
    Growth
  2001                            7,443  0.524348         3,903        N/A         N/A           -29.28
  AIT Select Value
    Opportunity
  2001                       11,481,897   2.60614    29,923,673       0.58         N/A            12.69
  AIM V.I. Growth
  2001                           47,398   0.49682        23,548       0.26         N/A           -33.88
  AIM V.I. Value
  2001                           43,513  0.733371        31,911       0.14         N/A           -12.56
  Alger American Leveraged
    All Cap
  2001                            1,674  0.843717         1,413        N/A         N/A           -15.63
  Alger American Small
    Capitalization
  2001                           15,016  0.548435         8,236       0.05         N/A           -29.52
  Alliance Growth and
    Income Class B
  2001                            5,128   1.01482         5,204       0.60         N/A             0.15
  Alliance Technology
    Class B
  2001                            7,741  0.509836         3,946        N/A         N/A           -25.45
  DGPF Balanced
  2001                            7,834  0.971443         7,610       1.98         N/A            -7.66
  DGPF Capital Reserves
  2001                              247   1.16035           287       5.55         N/A             8.23
  DGPF Devon
  2001                           29,392  0.918682        27,002       0.60         N/A            -9.19
  DGPF Emerging Markets
  2001                            3,056  0.786457         2,404       0.28         N/A             5.28
  DGPF Growth & Income
  2001                           64,866  1.124033        72,912       0.16         N/A            -3.89
  DGPF Growth Opportunities
  2001                           43,635  0.587748        25,646        N/A         N/A           -15.78
  DGPF International Equity
  2001                       24,315,640   1.30566    31,748,046       2.65         N/A           -12.83
  DGPF REIT
  2001                            1,304  1.184347         1,544       0.85         N/A             8.78

                                   GROUP VEL
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     FOR THE YEAR ENDED DECEMBER 31
                                       AT DECEMBER 31            --------------------------------------
                             ----------------------------------  INVESTMENT*
                                           UNIT                    INCOME     EXPENSE**     TOTAL***
                               UNITS      VALUE     NET ASSETS      RATIO       RATIO        RETURN
                             ----------  --------  ------------  -----------  ---------  --------------
  DGPF Select Growth
  2001                          142,706  0.493309  $     70,397        N/A         N/A           -23.78%
  DGPF Small Cap Value
  2001                            3,443  1.445933         4,979       0.85%        N/A            11.84
  DGPF Social Awareness
  2001                           10,681   0.79221         8,462       0.14         N/A            -9.53
  DGPF Trend
  2001                           87,986  0.604613        53,197        N/A         N/A           -15.34
  DGPF U.S. Growth
  2001                           14,267  0.691237         9,862       0.65         N/A           -24.47
  Fidelity VIP
    Equity-Income
  2001                          213,315  2.148336       458,277       1.51         N/A            -4.96
  Fidelity VIP Growth
  2001                        1,007,116  2.478639     2,496,278       0.06         N/A           -17.65
  Fidelity VIP High Income
  2001                          227,906  1.050535       239,420       9.11         N/A           -11.73
  Fidelity VIP Overseas
  2001                           83,845  1.392519       116,756       5.71         N/A           -21.17
  Fidelity VIP II Asset
    Manager
  2001                          703,099  1.830377     1,286,931       4.18         N/A            -4.09
  Fidelity VIP II
    Contrafund
  2001                            1,030  0.827948           855       0.51         N/A           -12.31
  Fidelity VIP II Index 500
  2001                       54,855,608  0.917299    50,318,963       1.01         N/A           -12.10
  FT VIP Templeton
    International
    Securities
  2001                           34,830  0.821278        28,605       2.93         N/A           -15.99
  T. Rowe Price
    International Stock
  2001                          601,180  1.134896       682,282       2.17         N/A           -22.21
  UIF Fixed Income
  2001                       19,823,603  1.292873    25,629,452       3.80         N/A             9.32
  UIF Technology
  2001                        1,094,964  0.404424       442,833        N/A         N/A           -48.84

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

PART II


UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
The Prospectus consists of _____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

         1.   Actuarial Consent
         2.   Opinion of Counsel
         3.   Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 establishing the Group VEL Account was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

         (2)    Not Applicable.

         (3)    (a)  Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (b) Registered Representatives/Agents Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (c) Sales Agreements were previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and are incorporated by reference herein.

                (d) Commission Schedule was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (e) General Agent's Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (f) Career Agent Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (g) Form of Delaware Wholesaling Agreement was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein.

         (4)    Not Applicable.

         (5) Policy and initial Riders were previously filed in Post-Effective Amendment No. 9 on April 16, 1998 and are incorporated by reference herein. The Preferred Loan Endorsement and Exchange to Term Rider were previously filed in Post-Effective Amendment No. 5 on April 30, 1997, and are incorporated by reference herein.

         (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed in Post-Effective Amendment No. 1 on October 1, 1995, and are incorporated by reference herein.

         (7)    Not Applicable.

         (8)    (a)  Form of Amendment dated May 1, 2002 to the Allmerica
                     Investment Trust Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated August 20, 2001 to the Allmerica Investment Trust Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein. Amendment dated March 15, 2001 to the Allmerica Investment Trust Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

                (b) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein.. Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated be reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (c) Form of Amendment dated October 1, 2001 to the Variable Products Fund II Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein. Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed in June 2001 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529 and is incorporated by reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund II Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (d) Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on April 18, 2001 in Post-Effective Amendment No. 23 of Registration No. 33-14672/811-5183 and is incorporated by reference herein Form of Amendment to the Delaware Group Premium Fund Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of

                     Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

                (e) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (f) An Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

                (g) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (h) Amendment to the Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc. was previously filed in Post-Effective Amendment No. 13 on April 26, 2000, and is incorporated by reference herein. Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (i) Amendment to the Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 13 on April 26, 2000, and is incorporated by reference herein. Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

                (j) Form of Amendment dated May 1, 2002 to the Alliance Amended and Restated Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment dated November 1, 2001 to the Alliance Amended and Restated Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704, and is incorporated by reference herein. Amendment dated May 1, 2001 to the Alliance Amended and Restated Participation Agreement was previously filed on in June 2001 in Post-Effective Amendment No. 5 of Registration Statement No. 333-84879/811-09529 and is incorporated by reference herein. Merger and Consolidation Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and are incorporated by reference herein.

                (k) Amendment dated February 25, 2000 to the Janus Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

                (l) Participation Agreement between the Company and PIMCO Variable Insurance Trust dated August 17, 2000 was previously filed in April 26, 2001 in Post-Effective Amendment No.

                     14 to this Registration Statement and is incorporated by reference herein.

         (9)    Directors' Power of Attorney is filed herewith.

         (10) Amended Application was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein. Application was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

     2.   Policy and Policy riders are as set forth in Item 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7. Procedures Memorandum dated August, 1994 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 15 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April 2002.

                              GROUP VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                          By: /s/ Charles F. Cronin
                              ---------------------
                          Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURES                      TITLE                              DATE
----------                      -----                              ----

/s/ Warren E. Barnes            Vice President and Corporate       April 1, 2002
---------------------------     Controller
Warren E. Barnes

Edward J. Parry III*            Director, Vice President and
---------------------------     Chief Financial Officer

Richard M. Reilly*              Director
---------------------------

John F. O'Brien*                Director and Chairman of
---------------------------     the Board

Bruce C. Anderson*              Director and Vice President
---------------------------

Mark R. Colborn*                Director and Vice President
---------------------------

John P. Kavanaugh*              Director, Vice President
---------------------------     and Chief Investment Officer

J. Kendall Huber*               Director, Vice President
---------------------------     and General Counsel

Mark A. Hug*                    Director, President and
---------------------------     Chief Executive Officer

Robert P. Restrepo, Jr.*        Director
---------------------------

Gregory D. Tranter*             Director and Vice President
---------------------------


* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated December 6, 2001 duly executed by such persons.


-----------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-82658)

                             FORM S-6 EXHIBIT TABLE


Exhibit 1(9)        Directors' Power of Attorney

Exhibit 3           Opinion of Counsel

Exhibit 6           Actuarial Consent

Exhibit 8           Consent of Independent Accountants